                                                                   EXHIBIT 10.39



                                TOWER CONTRACT


                                FINISHED DRAFT


                          COMPLETED: 1ST OCTOBER 1996



                          [LOGO OF AIRCRAFT ENGINES]



GE Aircraft Engines                                      Proprietary Information

                      AGREEMENT NUMBER GEAES-TOW-201-001
                                    BETWEEN
                      GE AIRCRAFT ENGINE SERVICES LIMITED
                                     AND
                                TOWER AIR INC.


                                     INDEX

MAIN AGREEMENT

CLAUSE 1   SCOPE AND DEFINED TERMS
CLAUSE 2   PERIOD OF THE AGREEMENT
CLAUSE 3   SERVICES AND CHARGES
CLAUSE 4   OTHER CONDITIONS
CLAUSE 5   NOTICES

ANNEXES TO THE MAIN AGREEMENT:

A.   CHECKING LISTS
B.   LIST OF UNITS WITH PRICES AND TURNROUND, TIMES COVERED BY THIS AGREEMENT
C.   MODIFICATION CATEGORIES
D.   BASIC MINIMUM MODIFICATION STANDARD
E.   STATUS OF WORK IN PROGRESS
F.   NOTIFICATION OF HIGH COST WORK
G.   CONCESSIONS
H.   ENGINE HEALTH CHECK LIST
I.   MUTUALLY AGREED WORKSCOPE FOR REFURBISHMENT AND CONVERSION TO -7J
     SPECIFICATION

COPIES AND SIGNATURES

SCHEDULE OF STANDARD CONDITIONS

CLAUSE 1    CONFIDENTIALITY AND ASSIGNMENT
CLAUSE 2    DEFINITIONS
CLAUSE 3    DOCUMENTS AND PROCEDURES
CLAUSE 4    MODIFICATIONS
CLAUSE 5    TECHNICAL LIAISON
CLAUSE 6    STANDARDS
CLAUSE 7    TRANSPORTATION REQUIREMENTS
CLAUSE 8    TURNROUND TIMES
CLAUSE 9    POOLING
CLAUSE 10   CUSTODY CONTROL AND TITLE TRANSFER
CLAUSE 11   SELLER AND BUYER WARRANTIES
CLAUSE 12   SELLER'S INTELLECTUAL PROPERTY WARRANTY
CLAUSE 13   MANUFACTURER'S WARRANTY
CLAUSE 14   TERMS OF PAYMENT
CLAUSE 15   CHARGE VARIATION
CLAUSE 16   INDEMNITY AND LIABILITY
CLAUSE 17   FORCE MAJEURE
CLAUSE 18   TERMINATION
CLAUSE 19   NON WAIVER
CLAUSE 20   ALTERATIONS AND AMENDMENTS TO AGREEMENT
CLAUSE 21   APPLICABLE LAW, INVALIDITY AND RESTRICTIVE TRADE PRACTICES ACT
CLAUSE 22   ENTIRE AGREEMENT

DATED: September, 1996

                                              AGREEMENT NUMBER GEAES-TOW-201-001
                                              ----------------------------------


MAIN AGREEMENT

This Agreement is made this 30th day of September one thousand nine hundred and ninety-six.

between

GE Aircraft Engine Services Limited, (a wholly owned subsidiary of International General Electric (U.S.A.) Limited) whose registered office is situated at Caerphilly Road, Nantgarw, Cardiff, South Glamorgan, CF4 7YJ, United Kingdom (hereinafter referred to as "the Seller") of the one part.

and

Tower Air, Inc., whose registered office is situated at Hangar 17, JFK International Airport, Jamaica, New York 11430, U.S.A. (hereinafter referred to as "the Buyer" of the other part.)

Whereas

The Buyer wishes to contract and the Seller agrees to perform, in accordance with the terms and conditions of this Agreement, engineering maintenance Services in relation to Pratt & Whitney JT9D -7A and -7J Engines for refurbishment and where required conversion to -7J specification removes as defective or time expires from Boeing 747 aircraft, or used as spare engines for such aircraft, owned or operated by the Buyer, (hereinafter referred to as "Units")

Now it is hereby agreed as follows

CLAUSE 1 - SCOPE AND DEFINED TERMS
----------------------------------

The Seller shall provide the Buyer with the Services and the Buyer shall accept and pay for the Services as set out and subject to the terms and conditions of the Main Agreement and the Standard Conditions more particularly referred to in the Schedule hereto. Any defined terms used in the Agreement shall be interpreted as defined in the Schedule.

CLAUSE 2 - PERIOD OF THE AGREEMENT
----------------------------------

Buyer agrees to use Seller as its exclusive provider of all engineering maintenance Services in relation to the Units. This exclusive Agreement shall become effective from the date of execution by both parties hereto and shall, notwithstanding Clause 18.2 of the Schedule of Conditions, remain in full force for a period of 5 years from the date of this agreement. For clarification, during such 5-year period, Buyer shall not have the right to terminate this Agreement pursuant to Clause 18.2 of the Schedule of Conditions. Seller retains its rights of termination under Clause 18.2.

CLAUSE 3 - SERVICES AND CHARGES
-------------------------------

The Seller shall carry out, or cause to be carried out by an approved organisation, the Services defined in Column A below, and the Buyer shall pay the charges defined in Column B in respect of the Services defined in Column A. The seller shall maintain FAA repair station approval for the duration of this agreement.

                    COLUMN A                                    COLUMN B
3.1  The arrangements for the collection               Charges inclusive in Firm Fixed
     and transportation of each Unit from              prices set forth in Annex B of this
     Buyer at JFK Airport at New York U.S.A. to        Agreement.
     the Seller's facilities.

3.2  The provision of labour at the Seller's           Charges inclusive in Firm Fixed prices
     facilities, for the unpacking, deblanking,        set forth in Annex B of this Agreement.
     receipt inspection and completion of the
     Checking List, a copy of which is at
     Annex A for each Unit.

3.3  To the extent that it is reasonably available,    Charges inclusive in Firm Fixed prices
     the provision of loan Accessories or Parts.       set forth in Annex B of this Agreement.
     to replace such items found missing or
     damaged on receipt to enable each Unit to be
     tested. The Seller will, prior to returning
     each Unit to the Buyer, remove and re-inspect
     such loan Accessories or Parts, and endorse
     any relevant documents accordingly.

3.4  The provision of labour at the Seller's           Charges inclusive in Firm Fixed prices
     facilities to complete the engine health          set forth in Annex B of this Agreement.
     checks identified at Annex H.

3.5  To the extent that it is reasonably available,    Charges inclusive in Firm Fixed prices
     the provision of test bed availability at the     set forth in Annex B of this agreement.
     Seller's facilities, to complete a preinduction
     test bed run of each Unit following its receipt
     at the Seller's facilities.

3.6  The provision of fuel and oil for all test             Charges inclusive in Firm Fixed prices
     bed runs.                                              set forth in Annex B of this Agreement.

3.7  The provision of labour at the Seller's                Charges inclusive in Firm Fixed prices
     facilities, for the strip, overhaul,                   set forth in Annex B of this Agreement.
     Refurbishment, Repair, modification,
     calibration, inspection, reassembly and
     other work, as required and as necessary
     to restore any of the Units, listed in
     Annex B, to a serviceable condition in
     conformity with the approved data and or
     standards, as laid down from time to time
     by the FAA and/or other applicable
     regulatory agency and the Buyer, and in
     the turnaround time defined in Annex B.

3.8  Sub-contracted work in support of the                  Charges inclusive in Firm Fixed prices
     Services defined in Main Agreement                     set forth in Annex B of this Agreement.
     Clause 3.7.

3.9  The provision of Pooled Parts to facilitate            Charges inclusive in Firm Fixed prices
     the Services.                                          set forth in Annex B of this Agreement.

3.10 The provision of test bed availability at              Charges inclusive in Firm Fixed prices
     the Seller's facilities, to complete a test            set forth in Annex B of this Agreement.
     bed run, of each Unit, on completion of the
     Services defined in Main Agreement Clause 3.7.

3.11 The handling where practicable and where the Buyer and the manufacturer allow of manufacturer's warranties on behalf of the Buyer, as follows:

          3.11.1    The taking of action with the           Charges inclusive in
                    manufacturer in respect of any          Firm Fixed prices
                    warranties, to which the Buyer          set forth in Annex B
                    is entitled within the limitations      of this Agreement.
                    expressed in such warranties and in
                    accordance with their governing
                    conditions.

          3.11.2    The preparation of such warranty        Charges inclusive in
                    claims in the required form and,        Firm Fixed prices
                    where applicable, on the                set forth in Annex B
                    appropriate documentation.              of this Agreement.

          3.11.3    The assignment to the Buyer             Charges inclusive in
                    of the benefit of any warranties        Firm Fixed prices
                    or indemnities obtained by the          set forth in Annex B
                    Seller from manufacturers               of this Agreement.
                    (where permitted) in respect of
                    Parts and materials purchased by
                    the Seller and used in the
                    performance of the Services.

3.12      The provision of labour at the Seller's           Charges inclusive in
          facilities, for the blanking, packing and         Firm Fixed prices
          despatch inspection of each Unit, and             set forth in Annex B
          the completion of the Checking List               of this Agreement.
          for each Unit, a copy of which is at
          Annex A.

3.13      The transportation and Redelivery                 Charges inclusive in
          of each Unit from the Seller's                    Firm Fixed prices
          facilities to Buyer at JFK International          set forth in Annex B
          Airport at New York. U.S.A. in                    of this Agreement.
          accordance with the provisions of Clause
          4.9 below.

3.14      Despatch to the Buyer of the following            Charges inclusive in
          documents after collection of the Unit by         Firm Fixed prices
          the Buyer.                                        set forth in Annex B
                                                            of this Agreement.

          3.14.1    Preliminary and final invoices
                    including sub-contractors
                    charges for the Services.

          3.14.2    Authorised FAA Release Certificate.

          3.14.3    Serviceable Label.

          3.14.4    Engineering Report.

          3.14.5    Accessory Log Sheet.

          3.14.6    Engine Inspection and Test Certificate.

          3.14.7    Modification statement.

          3.14.8 Life Limited Parts List, including a list of those individual Life Limited Parts replaced.

          3.14.9    Log Book.

                    Items 3.14.2, 3.14.3, 3.14.6 and 3.14.9 shall be despatched with the engine and/or within 72 hours of despatch of the Unit as appropriate, and the remainder within 30 days. Seller shall additionally forward microfilm copy and originals of "dirty finger print" shop documentation within 90 days of despatch of engine.

3.15      The provision of advice about modifications.                 Charges inclusive in Firm Fixed prices
                                                                       set forth in Annex B of this Agreement.

3.16      At the request of the Buyer, the provision of                Charges inclusive in Firm Fixed prices
          qualified specialist support to resolve                      set forth in Annex B of this Agreement.
          technical problems associated with the
          provision of the Services.

3.17  The presentation to the Local                    Charges inclusive in Firm Fixed prices
      Representative. of invoices, prior               set forth in Annex B of this Agreement
      to submission to the Buyer, to
      enable the local Representative
      to validate such invoices.

3.18  The provision on both a regular                  Charges inclusive in Firm Fixed prices
      and an ad hoc basis, to the Buyer,               set forth in Annex B of this Agreement.
      of reports about the status of work
      in progress. Such advice will be
      forwarded to the Buyer in a standard
      form a copy of which is at Annex E.

3.19  The provision to the Buyer, in the               Charges inclusive in Firm Fixed prices
      event of termination of this Agreement,          set forth in Annex B of this Agreement.
      of all relevant technical records and
      data relating to the Units at the date
      of termination, and upon the reasonable
      demand of the Buyer for additional
      information related to work carried out
      an any Units by the Seller during the
      period such Units were under its control.

3.20  With the exception of those excluded             At the manufacturer's catalogue price,
      items listed in Clause 3.21 below, the           current at the time of issue to the Unit,
      provision of materials, Parts and                or at 75 percent of the manufacturer's
      modification kits, by the Seller to complete     catalogue price in the case of Used
      the Services defined in Main Agreement           Serviceable Parts, consistent with the
      Clause 3.7.                                      agreed technical specification. In
                                                       addition, where the Seller purchases a
                                                       new - 7J modification kit and where
                                                       the Buyer submits the removed -7A
                                                       Parts to the manufacturer in order to
                                                       generate a price discount on that Kit
                                                       and where a discount results, then
                                                       such discount shall be passed on to
                                                       the Buyer. In addition. Used
                                                       Serviceable Life Limited Parts shall be
                                                       charged at the cost incurred by the
                                                       Seller.

3.21 The provison of the following              At the manufacturer's catalogue
     materials and Parts by the                 price current at the time of
     Seller to complete the Services            issue to the Unit or in the
     defined in Main Agreement                  case of Used Serviceable Parts,
     Clause 3.7:                                then at the percentage of the
                                                manufacturers catalogue price
                                                set forth below:

     3.21.1  Diffuser Case.                     35 percent


     3.21.2  Exhaust Case.                      35 percent


     3.21.3  Low Pressure Turbine Case.         35 percent


     3.21.4  Intermediate Case.                 35 percent


     3.21.5  1 Degree Fixed Stator.             60 percent


     3.21.6  Fan Exit Case.                     35 percent


     3.21.7  Exhaust Plug.                      35 percent


3.22 The handling of the inclusive list         A fee of 9 percent of the
     of Parts defined in Main Agreement         manufacturer's catalogue price
     Clause 3.21 provided F.O.C. by the         current at the time of issue
     Buyer to the Seller for the sole           to the Unit. The maximum fee
     reason of inability of the Seller          per Part shall be $4500 US.
     to match the substantiated purchase
     price obtainable by the Buyer.


3.23 The provision of labour at the Seller's    As set forth in the Seller's
     facilities, to Repair Parts which          current JT9D component repair
     are subsequently returned to the           catalogue. Work not listed in
     Buyers Stock Holding.                      the Sellers current JT9D
                                                component repair catalogue
                                                shall be charged at $46.50 US
                                                per booked manhour.


3.24 The storage, to a reasonable level, of the Buyers property in a Buyer's
     Stock Holding.

3.25 The provision of office accommodation,       All costs incurred by the
     including the use of telephone, telex        Seller (except fixed overhead
     and facsimile services necessary for         costs).
     the performance of the Agreement, for
     the Local Representative.


3.26 The provision of labour at the Seller's      $46.50 US per booked manhour.
     facilities, to rectify damaged Unit
     transportation equipment.


3.27 The provision of materials and Parts         At the manufacturer's
     by the Seller to complete the Repairs        catalogue price, current at
     defined in Main Agreement Clause 3.26.       the time of issue to the
                                                  equipment, plus 9 percent of
                                                  that price. The maximum fee
                                                  per Part or set of Parts
                                                  shall be $1500 US.


3.28 Upon the Buyer's request, and to the         $720 US per 8 hour man day
     extent that it is reasonably available,      or part thereof plus the cost
     the provision of technical assistance        to the Seller of
     in the form of working parties at any        transportation, accommodation,
     location requested by the Buyer.             meals, laundry and allowances
                                                  paid to the working party
                                                  members in accordance with
                                                  the Seller's Staff
                                                  regulations.


3.29 Subject to Buyer's prior approval and        $93.00 US per booked manhour.
     where Seller is reasonable able to do so, the design and development of approved repair schemes and modifications for the Units.


3.30 At the Buyer's request only, overtime        At an additional charge of
     working as follows:                          $46.50 US per booked manhour.


3.31 The handling of the Buyer's scrap
     material in the following manner:


     3.31.1  The storage, for up to 30 days       Charges inclusive in Firm
             after the return of the Unit         Fixed prices set forth in
             to the Buyer, of all scrapped        Annex B of this Agreement.
             Parts or sets of Parts whose
             latest catalogue replacement
             price exceeds $10.000 US

             Dollars. The Seller may, upon
             expiry of this period, dispose
             of such Parts or sets of Parts
             without further reference to the
             Buyer. The Buyer's account will
             be credited with any proceeds
             forthcoming from any disposal.

     3.31.2  At the Buyer's request, the          All costs incurred by the
             return of any scrapped Parts or      Seller.
             sets of Parts to OWS for onward
             shipment to a destination of the
             Buyer's choice. All necessary
             export documentation will be
             prepared by a handling agent
             appointed by the Buyer.


     3.31.3  The packing, and preparation for     All costs incurred by the
             shipment, of all scrapped Parts or   Seller.
             sets of Parts for return to the
             Buyer in accordance with Main
             Agreement Clause 3.31.2


3.32 The arrangements, in the event of            All costs incurred by the
     termination of this Agreement, for the       Seller.
     return to the Buyer of all material held in the Buyer's Stock Holding.


3.33 The handling of the following inclusive      Charges inclusive in Firm
     list of Parts provided FOC by the Buyer,     Fixed prices set forth in
     to the Seller to complete the Services       Annex B of this Agreement.
     defined in Main Agreement Clause 3.7:


     3.33.1  Fan hub.


     3.33.2  1 Degree Fixed Stator.


3.34 The provision of labour at the Seller's      As set forth in the Seller's
     facilities to Repair Parts, pursuant to      then current JT9D component
                                                  repair catalogue.

CLAUSE 4 - OTHER CONDITIONS
---------------------------

4.1 The labour charges detailed in Main Agreement Clause 3 shall apply to Units inducted by the Seller before 1st January 1997.

     Any increases in charges for work on Units inducted after this date shall be notified in the manner specified in Schedule Caluse 15. Such increases shall be effective on 1st January each year and shall only apply to Units inducted after that date.

     The then current Firm Fixed price as set forth in Annex B will be increased by the effective escalation to actual labour costs incurred by the Seller. Such escalaton shall apply to all Firm Fixed Prices.

     Any increases in then current labour charges quoted in Main Agreement Clause 3 and 4.4 will be increased by the effective escalation to actual labour costs incurred by the Seller.

     Any increases in then current maximum material handling fees quoted in Main Agreement Clause 3 will be increased by the effective escalation in the manufacturer's catalogue price.

4.2  Clause 8.2 of the Schedule of Standard Conditions shall be replaced by:

     The Turnround Time referred to in Annex B will commence at the mutually agreed Unit induction date of the date when all the doucumetation defined in Schedule Clause 3.2 except 3.2.3.3 has been received by the Seller or the date when the Unit is received at the Seller's facility in Wales, whichever is the latest. The Turnround Time shall be deemed to end when the same Unit is available for despatch from the Seller's facility in Wales.

4.3 If the Seller fails to meet, for a Unit the turnround time defined at Annex B, for reasons other than those caused by the Buyer and/or its Affiliates or for reasons beyond the control of the Seller, and, as a result, one of the Buyer's aircraft is AOG, the Buyer shall use its best endeavors to maintain the aircraft in operation by the use of any other available Buyer's Unit. If the Buyer concludes that it requires to lease, or continue to lease a replacement Unit, the Seller will lease such replacement Unit at the Seller's expense, or at its option, reimburse the lump sum or periodic charge for a period ending no later than the date of Redelivery of the subject Buyer's Unit to Seller's designated carrier at JFK International Airport, New York, U.S.A. Where the terms of such lease provide, in addition to a lump sum and or periodic charge, for a flying hour or cyclic charge such flying hour or cyclic charge shall be invoiced to the Buyer by the Seller. The Seller will use best endeavours to provide lease Units to Seller's designated carrier at JFK International Airport, New York, U.S.A within 72 hours of request by the Buyer. In the event that the actual turnround time is less than that defined at Annex B, the Buyer will pay the Seller $500 US per day for each day that the actual Turnround plus transportation time is less than the turnround time defined at Annex B.

4.4 All Units input for Repair hereunder shall be processed in accordance with requirements as specified in

          Buyer's Purchase Order or amendment thereto. Should Seller determine that Buyer's requirements are inadequate to comply with the maintenance specification and Repair of Buyer's Units to those requirements is likely to result in a test bed reject. Seller will provide Buyer with a recommended workscope amendment. Should Buyer reject Seller's recommendation, Buyer will be invoiced following a test bed reject, an additional charge of $20,000 US per module removed and/or reworked for the subsequent rework and retest of the affected Units.

4.5 The Firm Fixed prices set forth in Annex B of this Agreement are based upon the mutually agreed workscope detailed in Annex 1 of this Agreement. These Firm Fixed prices exclude charges for the Repair or replacement of those Parts where it has been determined to Seller's reasonable satisfaction that such Parts require repair or replacement for, or as a result of:

          4.5.1     An accident.

          4.5.2 Foreign Object Damage which is the primary cause of an engine removal.

          4.5.3 The incorporation of Service Bulletins not recommended by the Seller.

          4.5.4 Airworthiness Directives or other Mandatory Requirements issued subsequent to the date of execution of this Agreement.

          4.5.5     Damage from a Military or Terrorist action.

          4.5.6     An act of God.

          4.5.7 Improper or negligent installation, operation or maintenance of Buyer's Units.

          4.5.8 Experimental test applied to the Units, unless performed by the Seller.

          4.5.9 Use of Parts, components or modules which have previously had repairs applied which do not conform with the Manufacturer's Overhaul Manual.

4.6 The Firm Fixed prices quoted in Annex B are based upon receipt by Seller of a full Powerplant excluding the following items:

          4.6.1     Nosecowl and its associated components.

          4.6.2     Constant Speed Drive.

          4.6.3     A.C. Generator.

          4.6.4     Hydraulic Pump.

          4.6.5     Thrust Reverser Pneumatic Drive Unit.

4.7       Security

          4.7.1     Possessory Lien Under UK Law

                    In the event that (i) the Buyer fails to pay any sum due to the Seller including interest on past duet amount, under this Agreement on the due date (the "Indebtedness") or any sum due to FINOVA Capital Corporation under any financing arrangement including interest thereunder on the due date or any sum due to any lien or security interest holder on the Units or (ii) shall become insolvent or generally fail to pay, or admit in writing its inability to pay debts as they become due or (iii) the Buyer shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for Buyer of any property or Buyer or make a general assignment for the benefit of creditors; or (iv) in the absence of such application consent or acquiescence, a trustee, receiver, sequestrator or other custodian shall be appointed for Buyer or for a substantial part of the property of Buyer and not be discharged within 30 days; or (v) any bankruptcy, reorganization, debt arrangement, or other cause or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, shall be commenced in respect of Buyer and, if not commenced by Buyer, shall result in the entry of an order for relief or shall remain for 30 days undismissed; or (vi) the Buyer shall take any action to authorize, or in furtherance of, any of the foregoing; any or all of the foregoing an "Event of Default," then the Seller shall
                                        ----------------
               have a lien on all Units in the possession of the Seller for all monies and liabilities due, owing or incurred by the Buyer to the Seller under this agreement. The Seller may at any time after such lien has arisen give notice to the Buyer of its intention to sell all or any of the Units and if all the monies and liabilities due, owing or incurred by the Buyer to the Seller are not paid or discharged in full within 28 days of the date of such notice, the Seller shall be entitled without further notice to the Buyer to sell or otherwise dispose of all or any of the Units. The Seller shall be entitled to deduct from the proceeds of sale all costs and expenses relating to the storage of the Units and the sale or disposal thereof and the net proceeds of sale shall be applied by the Seller in or towards satisfaction and discharge of the monies and liabilities due, owing or incurred by the Buyer to the Seller.

4.7.2     CONSENSUAL LIEN/SECURITY INTEREST UNDER US LAW

               (a) In order to secure the full and punctual payment of the Indebtedness. Buyer hereby pledges, assigns and grants to Seller or its assignees a first priority security interest in the Units inducted into Seller's facilities under this Agreement and the proceeds and products thereof (the "Collateral"). The security interests to and in favor of
                     ----------
                    Seller herein created are called the "Security Interest".
                                                          -----------------
                    This Security Interest shall continue in full force and effect until the Indebtedness has been fully paid. After the, occurrence and during the continuance of an Event of Default, if the proceeds from the sale of the Collateral are not sufficient to satisfy all amounts due and owing to Seller by Buyer, Buyer acknowledges and agrees that Buyer shall continue to be liable for any amounts which remain outstanding. Until the Indebtedness is satisfied in full, Buyer shall not permit any lien, claim or encumbrance to remain against any of the Collateral, except any lien existing as of the date hereof to and in favor of FINOVA Capital Corporation, a Delaware corporation, or any Lien for taxes due but not yet payable. Buyer shall perform at Buyers expense and prior to any work performed on the Units by Seller, any and all steps required to perfect, maintain and protect the Seller's Security Interest in the Collateral, including without limitation executing and filing financing and continuation statements and documents with FAA in the form and substance satisfactory to the Seller. If any Event of Default shall occur, the Seller shall have, in addition to all other rights and remedies available at law and in equity, the rights and remedies of a secured party under the Uniform Commercial Code as codified in the State of New York, U.S.A. Further, the Seller may, without notice, demand or legal process of any due and owing under this agreement and take physical possession of the Collateral and the Seller may sell and deliver any or all Collateral at public or private sales. In a manner that the Seller deems reasonable. The Seller shall be entitled to deduct from the proceeds of such sales all costs and expenses relating to the storage of the Units and the sale or disposal thereof and the net proceeds of the sale shall be applied by the Seller toward the satisfaction and discharge of the Indebtedness. Because the Collateral could be difficult to preserve and dispose of and is subject to complex maintenance and management, the Seller shall have the widest possible latitude to preserve and protect such Collateral and the Seller's Security Interest therein, including the appointment of a receiver to preserve, possess and protect the Collateral. The Buyer will provide evidence of Seller's first priority security interest in such Units at the time of delivery of each Unit as more fully described 4.8.3(a)

4.7.3     Attorney - In - Fact

                         Buyer hereby irrevocably constitutes and appoints Seller or its assignees and any fact for the purpose of carrying out, from time to time, in Seller or its assignees' discretion, the terms of this Article, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Article, and, without limiting the generality of the foregoing, Buyer hereby gives Seller or its assignees the power and right, on behalf of Buyer and at Buyers expense, to do, at any time, or from time to time, all acts and things which Seller or its assignees deems necessary to protect its security interest and rights herein including, but not limited to, the execution on behalf of Buyer and the filing of this Agreement or any other agreement, lien, financing statement or notice required by applicable law in order to perfect its security interest all as fully and effectively as Buyer might do.

4.8 Clause 14.1 of the Schedule of Standard Conditions shall be replaced with:

          Payment Terms
          -------------

          4.8.1 For the first eight Units inducted into the Seller's facilities for conversion to - 7J specification under this Agreement, the Buyer will pay the Seller or its assignees the principal amount of one twenty-fourth (1/24) of the conversion cost for each such Unit and interest thereon, on the penultimate working day of the month by wire transfer of immediately available funds beginning in the month that the subject Unit is despatched by the Seller. Interest on the principal amount owing for each shop visit will begin accruing when such Unit is despatched by the Seller and will accrue at the rate of US Prime as established by Citicorp from time to time, plus two percent until full payment is made for each Unit. In any event, for such

            Units shop visit, all amounts, including principal and interest owed by the Buyer shall be paid in full no later than 24 months after such Unit was despatched by Seller.


     4.8.2 For Units (other than the eight Units described in Clauses 4.8.1.) inducted into Seller's facilities for refurbishment under this agreement, the Seller will submit its charges to the Buyer for payment, and Buyer shall pay such charges, within 60 days of the date of despatching of the Unit to the Buyer.


     4.8.3 As a condition precedent of Seller's extending the payment terms set forth in Clauses 4.8.1 and 4.8.2, the following conditions must be satisfied:


            (a) The Buyer shall, at its sole cost and expense and prior to any work performed by Seller on any Unit, deliver to Seller a report of an independent title search company, reasonably acceptable to Seller, showing that the Units inducted into the Seller's facilities are free and clear of all liens, security interests, encumbrances or claims or, in the alternative, if a creditor has a lien, security interest, encumbrance or claim against such Units. Buyer shall cause such creditor to subordinate its rights pursuant to an intercreditor Agreement in form and substance reasonably satisfactory to Seller.


            (b) The Seller shall be satisfied in its sole and absolute discretion that the fair market value of such Units is at least equal to 150% times the amount expected to be due and owing to Seller by Buyer under this agreement with respect to the services performed on such Units.


            (c) Buyer shall, at its sole cost and expense and prior to any work performed by Seller on any Unit execute and file documents reasonably requested by Seller containing sufficient legal descriptions of such Units and otherwise in form and substance necessary to perfect Seller's Security Interest in such Units.


     4.8.4 At Buyer's option, Buyer may request Seller to submit its charges to the Buyer for payment and the Buyer shall pay such charges, within 30 days of the date of despatching of the Unit to the Buyer. In such case, the conditions precedent set forth in clause 4.8.3 above are not required to be met by Buyer if Buyer pays within 30 days of despatch.


4.9 Clauses 7.1, 7.2, 10.1 and 16.1 of the Schedule of Standard Conditions shall be replaced by the following:

          4.9.1 Buyer shall Deliver Unit(s) to Seller for Repair pursuant to this Agreement Free Carrier (FCA) JFK International Airport, Jamaica, New York, U.S.A (as defined by Incoterms 1990). In conformance with Incoterms 1990, for purposes of this Clause
                    4.9 GEAES Ltd. is defined as the Seller and Tower is defined as the Buyer. Title and risk of loss or damage shall pass to Seller at time and place of Delivery.

          4.9.2 Seller shall Redeliver said Unit(s) to Buyer, Delivered Duties Unpaid ("DDU") JFK International Airport, Jamaica, New York, U.S.A. (as defined by Incoterms 1990) utilising the freight forwarder/carrier of its choice. For purposes of this definition, GEAES Ltd. shall fulfill the obligations of Seller; Tower shall fulfill the obligations of Buyer. Title and risk of loss or damage shall pass to Buyer at time and place of Redelivery.

          4.9.3 Seller shall act as both Importer and Exporter of record for the United Kingdom: Buyer shall act as both Importer and Exporter of record for the U.S.A.

4.10 Clause 10.2 of the Schedule of Standard Conditions shall be replaced by the following:

          Parts, Material, labor and associated overhead incorporated into Buyer's Units, as required in performing Services on Buyer's Units hereunder, shall be deemed to have been sold to Buyer, and title to such Parts and Services thereon shall pass to Buyer upon assignment of such parts, materials, labor and associated overhead to Buyer's Units. Risk of loss or damage to such parts and work thereon shall pass to Buyer upon Redelivery to Buyer. Title to and risk of loss of or damage to any Pooled Parts removed from Buyer's Units, which are replaced by other Pooled Parts, shall pass to Seller upon removal of such parts from Buyer's Units. Final acceptance of Repaired Units shall take place upon Redelivery in accordance with the provisions of Main Agreement Clause 4.9.2 above.

4.11 Seller shall provide Buyer with a list of vendors providing sub contract services under this Agreement. Buyer shall grant prior approval of the vendors, such approval shall not be unreasonably withheld and shall be based solely on technical requirements. Should Buyer decline to grant approval for one of Seller's vendors, then Seller shall compensated for any additional costs incurred.

4.12 Clause 11.1 of the Schedule of Standard Conditions shall be replaced by the following:

          The Seller warrants that if, for any Unit, any defect, failure or malfunction occurs which is proven to be due to faulty workmanship as a result of the provision of the Services within 12 months of Redelivery, or within 5 calendar months or within 2000 flying hours of installation whichever occurs last, then the Seller shall Repair such defect, failure or malfunction of that Unit without further charge. If, during the Repair of that defect, failure or malfunction, any betterment is included, then the Seller shall invoice the Buyer in accordance with the terms of Main Agreement Clause 3.

4.13 Buyer and Seller shall agree an input schedule for the Units covered by the Agreement. In the event that Seller is initially unable to meet such requirement, then Seller at its option may either sub contract the Unit with prior approval by the Buyer to a vendor to perform the Services under this Agreement or advise Buyer to seek an alternative vendor for that particular Unit under a separate agreement between Buyer and the alternative vendor.

4.14 Clause 3.2.3.3 of the Schedule of Standard Conditions shall be replaced by the following:

     Hours and cycles since new or last overhauled as applicable.

CLAUSE 5 - NOTICES
------------------

5.1 All notices to be given hereunder by either party to the other shall be by telex or facsimile, and confirmed in writing by registered or recorded mail at the following locations:

          GE AIRCRAFT ENGINE SERVICES LIMITED
          -----------------------------------

          Marketing Director
          GE Aircraft Engine Services Limited
          Caerphilly Road
          Nantgarw
          Cardiff
          South Glamorgan
          CF4 7YJ
          United Kingdom

          Telex: 498319
          SITA: QUKBVBA
          FAX: 44(0) 1443 847434



          THE BUYER
          ---------

          Chairman
          Tower Air, Inc.
          Hangar 17
          JFK International Airport
          Jamaica
          New York 11430
          U.S.A.

          FAX: 718 553 4387

          The effective date of any notice given in connection with this Agreement shall be the date on which it is telexed or sent by facsimile to the addressee.

                                                              ANNEX A TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES.TOW-201.001
                                                              -----------------



CHECKING LISTS
--------------


The Checking Lists, referred to at Main Agreement Clauses 3.2 and 3.12 are attached as Appendices to this Annex.




Appendices:


1.        Checking list for JT9D engine

                      GE AIRCRAFT ENGINE SERVICES LIMITED

------------------------------------
OPERATOR                                                          ENGINE & P/P BOOKING IN LIST
------------------------------------
W.O.O No.                                N/R = NOT REQUIRED       ENGINE & P/P BOOKING OUT LIST
------------------------------------
ENGINE No.                               N/R = NOT APPLICABLE
------------------------------------
DATE RECEIVED                                                                  P & W JT9 ENGINES        PAGE 1 OF 6
-----------------------------------------------------------------------------------------------------------------------------
  IPC REF.     TYP PART. NO   ALT PT No.     DESCRIPTION                        IN  REMARKS   STAMP    OUT   REMARKS   STAMP
-----------------------------------------------------------------------------------------------------------------------------
24-09-09       AV11A11-41    AV11A1345   3 WAY SOLENOID VALVE
-----------------------------------------------------------------------------------------------------------------------------
71-20-01       65B90355-3                FRONT CONE BOLTS
-----------------------------------------------------------------------------------------------------------------------------
71-20-01       65B90355-5                REAR CONE BOLT & SUPPORT
-----------------------------------------------------------------------------------------------------------------------------
72-31/1-200    676758                    INLET CONE (SPINNER)
-----------------------------------------------------------------------------------------------------------------------------
72-33/1-20     657350                    VIB PICK UP & BRKT (FAN CASE)
-----------------------------------------------------------------------------------------------------------------------------
72-41/10-3     657352                    VIB PICK UP & BRKT (DIFFUSER CASE)
-----------------------------------------------------------------------------------------------------------------------------
72-41/3-10     591317                    HP AIR BLEED VALVE
-----------------------------------------------------------------------------------------------------------------------------
72-53/1-1A     672282                    FIRESEAL (4 PARTS)
-----------------------------------------------------------------------------------------------------------------------------
72-53/1-17     657353                    VIB PICK UP BRKT (EX CASE)
-----------------------------------------------------------------------------------------------------------------------------
                                         ENGINE DATA PLATE
-----------------------------------------------------------------------------------------------------------------------------
72-61/4-1A     613769                    PUMP, SCAVENGE, ANGLE GEARBOX
-----------------------------------------------------------------------------------------------------------------------------
72-61/13-1A    755190                    PUMP, MAIN OIL SCAVENGE
-----------------------------------------------------------------------------------------------------------------------------
72-61/15-17    755217                    PUMP, SCAVENGE No. 3 & 4 BRNG
-----------------------------------------------------------------------------------------------------------------------------
72-61/12-1A    755184                    PUMP, MAIN OIL PRESSURE
-----------------------------------------------------------------------------------------------------------------------------
73-11/1-11B    589400                    PUMP ASSY FUEL ENGINE DRIVEN
-----------------------------------------------------------------------------------------------------------------------------
73-12/1-1A     743963                    FUEL PRESSURE & DUMP VALVE
-----------------------------------------------------------------------------------------------------------------------------
73-13/1-12     729455                    FUEL NOZZLE & SUPPT ASSY (20)
-----------------------------------------------------------------------------------------------------------------------------
73-14/1-2B     711659        646526      FUEL HEATER
-----------------------------------------------------------------------------------------------------------------------------
73-14/1-2B     A60302B                   FUEL FILTER DIFF PRES SWITCH
-----------------------------------------------------------------------------------------------------------------------------
73-14/1-24     A76602K                   VALVE SOL, AIR S/O FUEL HEATER
-----------------------------------------------------------------------------------------------------------------------------
73-21/1-6E     759100-1      744800-1    FUEL CONTROL UNIT
-----------------------------------------------------------------------------------------------------------------------------
75-11/1/1A     2700100D                  VALVE ANTI-ICING, STATOR VANE
-----------------------------------------------------------------------------------------------------------------------------
75-21/1-2D     769770        663189      VALVE BREATHER PRESSURIZING
-----------------------------------------------------------------------------------------------------------------------------
75-31/4-6      747955-2      747955-2    EVC, REAR COMP STATOR
-----------------------------------------------------------------------------------------------------------------------------
75-31/1-1      720001-4-6                ACTUATOR INT & COMP VANE (3.0 BLEED)
-----------------------------------------------------------------------------------------------------------------------------
75-31/4-1      719999-1/-3               ACTUATOR REAR COMP VANE (EVC ACT)
-----------------------------------------------------------------------------------------------------------------------------
75-31/2-3A     677415                    VALVE, CYLINDER, BLEED ACT
-----------------------------------------------------------------------------------------------------------------------------
75-31/15-1     711483        694927      CONTROL ASSY BLEED VALVE UPPER
-----------------------------------------------------------------------------------------------------------------------------

         ISSUE________________     DATE________________               CHECK "IN" SIG_________________    DATE_____________
                                                                      CHECK "OUT" SIG________________    DATE_____________

                      GE AIRCRAFT ENGINE SERVICES LIMITED

-------------------------------------
OPERATOR                                                                   ENGINE & P/P BOOKING IN LIST
-------------------------------------                                      ENGINE & P/P BOOKING OUT LIST
W.O.O. No                                N/R = NOT REQUIRED
-------------------------------------
ENGINE No.                               N/A = NOT APPLICABLE
-------------------------------------
DATE RECEIVED                                                              P & W JT9 ENGINES                 PAGE 2 OF 6
------------------------------------------------------------------------------------------------------------------------------------
  IPC REF.     TYP PART NO.   ALT PT No.          DESCRIPTION               IN       REMARKS      STAMP     OUT    REMARKS    STAMP
------------------------------------------------------------------------------------------------------------------------------------
75-31/15-9     711.1S.1      691927       CONTROL ASSY BLEED VALVE LOWER
------------------------------------------------------------------------------------------------------------------------------------
75-31/6-1      718702                     FUEL FILTER/EVC
------------------------------------------------------------------------------------------------------------------------------------
75-31/17-7A    A39710K       A39709       PRESSURE RATIO BLEED CONTROL VALVE
------------------------------------------------------------------------------------------------------------------------------------
75-31/8-1      705942                     BLEED CONVERTOR
------------------------------------------------------------------------------------------------------------------------------------
75-31/1-9      A55201D                    SURGE DETECTOR CONTROL
------------------------------------------------------------------------------------------------------------------------------------
75-31/11-1G    771169                     RESTRICTOR PS4 TUBE
------------------------------------------------------------------------------------------------------------------------------------
75-31/16-9     426V600B                   OVERIDE BLEED VALVE
------------------------------------------------------------------------------------------------------------------------------------
75-31/16-14    449V450-1B                 3 WAY VALVE
------------------------------------------------------------------------------------------------------------------------------------
75-31/17-1     710070                     AIR BLEED ACCUMULATOR
------------------------------------------------------------------------------------------------------------------------------------
75-31/24-1A    A2724133711                BLEED AIR SHUT OFF VALVE (2)
------------------------------------------------------------------------------------------------------------------------------------
75-31/24-17    21SN01-89                  PRESSURE SWITCH ASSY (2)
------------------------------------------------------------------------------------------------------------------------------------
77-21/1-10                                THERMOCOUPLE (TT6)
------------------------------------------------------------------------------------------------------------------------------------
77-22/1-1      771442                     THERMOCOUPLE BOX & CABLE TT6
------------------------------------------------------------------------------------------------------------------------------------
77-11/1-1      710.125                    PT7 PROBES
------------------------------------------------------------------------------------------------------------------------------------
79-11/1-1F     733350                     OIL TANK
------------------------------------------------------------------------------------------------------------------------------------
79-21/1-8      662492                     OIL TANK DRAIN VALVE
------------------------------------------------------------------------------------------------------------------------------------
79-21/1-41     684100E                    FLOW CONTROL THERMOSTAT OIL COOLER
------------------------------------------------------------------------------------------------------------------------------------
79-22/1-1      728973        729202       OIL COOLER
------------------------------------------------------------------------------------------------------------------------------------
82-21/1-8      715537                     WATER INJECTION REGULATOR
------------------------------------------------------------------------------------------------------------------------------------
82-22/1-1B     696V300A                   WATER SIGNAL CHECK VALVE
------------------------------------------------------------------------------------------------------------------------------------
               705677                     CSD QUAD CLAMP
------------------------------------------------------------------------------------------------------------------------------------
               1584718-1                  GEN QUAD CLAMP
------------------------------------------------------------------------------------------------------------------------------------
75-31/5-2A     666V100B      656468       BLEED VALVE (ALTAIR) 3.5 VALVE (x3)
------------------------------------------------------------------------------------------------------------------------------------
                                          No. 4 BRNG CHIP DETECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                          No. 3 BRNG CHIP DETECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                          OIL & SCAVENGE PUMP CHIP DETECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                          INTAKE BLANK
------------------------------------------------------------------------------------------------------------------------------------
                                          EXHAUST UNIT BLANK
------------------------------------------------------------------------------------------------------------------------------------

     ISSUE________    DATE_______    CHECK "IN" SIG_________   DATE___________

                                     CHECK "OUT" SIG________   DATE___________

                       GE AIRCRAFT ENGINE SERVICES LIMITED

----------------------------------------------------
OPERATOR                                                                          ENGINE & P/P BOOKING IN LIST
----------------------------------------------------
W.O.O. No.                                               N/R = NOT REQUIRED       ENGINE & P/P BOOKING OUT LIST
----------------------------------------------------
ENGINE No.                                               N/A = NOT APPLICABLE
----------------------------------------------------
DATE RECEIVED                                                                     P & W JT9 ENGINES        PAGE 3 OF 6
-------------------------------------------------------------------------------------------------------------------------------
   IPC REF.      TYP PART NO.     ALT PT No.            DESCRIPTION                IN    REMARKS   STAMP   OUT  REMARKS  STAMP
-------------------------------------------------------------------------------------------------------------------------------
                                                  STARTER ERECTION BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  HYDRAULIC BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  C.D.S. BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  GENERATOR BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  THRUST REVERSER ACTUATOR BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  FUEL MODULE BLANK
-------------------------------------------------------------------------------------------------------------------------------
                                                  MODULES
-------------------------------------------------------------------------------------------------------------------------------
G                72-31                            FAN ROTOR
-------------------------------------------------------------------------------------------------------------------------------
A                72-32                            FRONT COMP ROTOR & STATOR ASSY
-------------------------------------------------------------------------------------------------------------------------------
H                72-33                            FAN CASE
-------------------------------------------------------------------------------------------------------------------------------
J                72-34                            INTERMEDIATE CASE
-------------------------------------------------------------------------------------------------------------------------------
B                72-35                            REAR COMP ROTOR & STATOR ASSY
-------------------------------------------------------------------------------------------------------------------------------
K                71-11/1-11                       DIFFUSER
-------------------------------------------------------------------------------------------------------------------------------
V                72-11/12                         COMBUSTION & 1ST STAGE N.G.V.'S
-------------------------------------------------------------------------------------------------------------------------------
C                72-51                            REAR COMP DRIVE TURBINE ASSY
-------------------------------------------------------------------------------------------------------------------------------
D                72-52                            FRONT COMP DRIVE TURBINE ASSY
-------------------------------------------------------------------------------------------------------------------------------
L                72-56                            TURBINE EXHAUST CASE
-------------------------------------------------------------------------------------------------------------------------------
E                72-61/1-1                        ANGLE GEARBOX
-------------------------------------------------------------------------------------------------------------------------------
F                72-61/5-18                       MAIN GEARBOX
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AMS SPEC         PART No.                         P/P DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
71.11.030C       65B00722-1                       NOSE COWL
-------------------------------------------------------------------------------------------------------------------------------
78.32010C        65B00731-2                       TURBINE T/R SLEEVE
-------------------------------------------------------------------------------------------------------------------------------
                 65B97921-54                      SWORD FAIRING
-------------------------------------------------------------------------------------------------------------------------------
78.32040C        65B97800-37                      EXHAUST PLUG/TAIL PLUG
-------------------------------------------------------------------------------------------------------------------------------
                                                  SET OF ENGINE MOUNT BOLTS/NUTS
-------------------------------------------------------------------------------------------------------------------------------
24.11.010C       7051170                          CSD
-------------------------------------------------------------------------------------------------------------------------------
24.21.010C       28B263-13A                       GENERATOR
-------------------------------------------------------------------------------------------------------------------------------

     ISSUE________                            DATE_________              CHECK "IN" SIG__________            DATE_________
                                                                         CHECK "OUT" SIG_________            DATE_________

                      GE AIRCRAFT ENGINE SERVICES LIMITED


_____________________________________________
OPERATOR                                                                             ENGINE & P/P BOOKING IN LIST
---------------------------------------------
W.O.O. No.                                        N/R = NOT REQUIRED                 ENGINE & P/P BOOKING OUT LIST
---------------------------------------------
ENGINE No.                                        N/R = NOT APPLICABLE
---------------------------------------------
DATE RECEIVED                                                                        P & W JT9 ENGINES         PAGE 4 OF 6
------------------------------------------------------------------------------------------------------------------------------------
  IPC REF.     TYP PART. NO.      ALT PT No.                 DESCRIPTION              IN   REMARKS    STAMP   OUT   REMARKS    STAMP
------------------------------------------------------------------------------------------------------------------------------------
29.11.010C     350880            65066-06         HYDRAULIC PUMP
------------------------------------------------------------------------------------------------------------------------------------
80.11.010C     740179-2                           STARTER
------------------------------------------------------------------------------------------------------------------------------------
80.11.020C     726574                             STARTER SOV
------------------------------------------------------------------------------------------------------------------------------------
               21SN.11-1B                         STARTER SOV SWITCH
------------------------------------------------------------------------------------------------------------------------------------
78.31.010C     126136-3-2                         AIR MOTOR/ACT. PNEU. DRIVE UNIT
------------------------------------------------------------------------------------------------------------------------------------
               1572T100-3                         TALLY VALVE
------------------------------------------------------------------------------------------------------------------------------------
77-11-00       3567909-0001                       CDX TRANSMITTER (EPR BIAS)
------------------------------------------------------------------------------------------------------------------------------------
78.31.020C     898108-2-1                         BLOCKER VALVE/REG. SHUT OFF VALVE
------------------------------------------------------------------------------------------------------------------------------------
               3BA-025-03                         RAB SWITCH
------------------------------------------------------------------------------------------------------------------------------------
               80-025-03         80-025-051       DIRECTIONAL CONTROL VALVE
------------------------------------------------------------------------------------------------------------------------------------
78.034.020C    R1409M9-1                          LOCKOUT ACT/SEQ. MECHANISM
------------------------------------------------------------------------------------------------------------------------------------
               65B96268-5/9                       MIXING BOX
------------------------------------------------------------------------------------------------------------------------------------
71-04-25/75    3567403-3001      30A22-1          OIL PRESSURE T/X T422
------------------------------------------------------------------------------------------------------------------------------------
71-04-25/75    21SN04-19A/123                     OIL PRESSURE SWITCH S142
------------------------------------------------------------------------------------------------------------------------------------
71-04-25/78    21SN04-20A                         OIL DIFF PRESS SWITCH S046
------------------------------------------------------------------------------------------------------------------------------------
71-04-25/75    3567407-0101                       BREATHER PRESS T/X T426
------------------------------------------------------------------------------------------------------------------------------------
               370600-4                           H.S.V.B
------------------------------------------------------------------------------------------------------------------------------------
36.11.050C     73173-6                            H.S.B. AIR CONTROL
------------------------------------------------------------------------------------------------------------------------------------
               129296-1-1                         PRESSURE ANTICIPATOR
------------------------------------------------------------------------------------------------------------------------------------
71-01-25/88    34402-2A22-1                       FUEL PRESSURE SWITCH T494
------------------------------------------------------------------------------------------------------------------------------------
73.31.010C     9-112-03          649160           FUEL FLOW TRANSMITTER
------------------------------------------------------------------------------------------------------------------------------------
71-04-25/87    34402-123A22-1                     FUEL PRESSURE TRANSMITTER T495
------------------------------------------------------------------------------------------------------------------------------------
               43925                              IGNITOR BOX (X2)
------------------------------------------------------------------------------------------------------------------------------------
               189100                             PRE COOLER
------------------------------------------------------------------------------------------------------------------------------------
36.12.040C     65B91278-2 (1)                     UPPER/LOWER OUTFLOW VALVE
------------------------------------------------------------------------------------------------------------------------------------
36.11.010C     1BA11215          100670A1         CHECK VALVE/VALVE INTER BLEED
------------------------------------------------------------------------------------------------------------------------------------
36.11.020C     224685                             PRESSURE RELIEF VALVE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

       ISSUE____________________          DATE__________________                  CHECK "IN" SIG_____________   DATE_____________

                                                                                  CHECK "OUT" SIG____________   DATE_____________

                      GE AIRCRAFT ENGINE SERVICES LIMITED


_____________________________________________
OPERATOR                                                                             ENGINE & P/P BOOKING IN LIST
---------------------------------------------
W.O.O. No.                                        N/R = NOT REQUIRED                 ENGINE & P/P BOOKING OUT LIST
---------------------------------------------
ENGINE No.                                        N/R = NOT APPLICABLE
---------------------------------------------
DATE RECEIVED                                                                        P & W JT9 ENGINES         PAGE 5 OF 6
------------------------------------------------------------------------------------------------------------------------------------
  IPC REF.     TYP PART. NO.     ALT PT No.                 DESCRIPTION               IN   REMARKS    STAMP   OUT   REMARKS    STAMP
------------------------------------------------------------------------------------------------------------------------------------
               65B96264-2                         THROTTLE QUADRENT
------------------------------------------------------------------------------------------------------------------------------------
77.12.010C     7.12.137-2                         N1 TACHO TRANSMITTER
------------------------------------------------------------------------------------------------------------------------------------
               2CA19ADB9          472404          N2 TACHO TRANSMITTER
------------------------------------------------------------------------------------------------------------------------------------
78.31.050C     121421-1/3                         SCREW JACK (X4)
------------------------------------------------------------------------------------------------------------------------------------
               P??4??-2                           OIL QTY PROBE/OIL QTY INDICATOR
------------------------------------------------------------------------------------------------------------------------------------
               6303               630300-06       CONDITION MOTOR CONTROL MOTOR
------------------------------------------------------------------------------------------------------------------------------------
71.04.25       157460-4                           CSD OIL COOLER
------------------------------------------------------------------------------------------------------------------------------------
26.11.77       51291-005                          FIREWIRE ELEMENT-U.A.
------------------------------------------------------------------------------------------------------------------------------------
               51291-003                          FIREWIRE ELEMENT-U.F.
------------------------------------------------------------------------------------------------------------------------------------
               51291-002                          FIREWIRE ELEMENT-L.F.
------------------------------------------------------------------------------------------------------------------------------------
               51291-006                          FIREWIRE ELEMENT-L.A.
------------------------------------------------------------------------------------------------------------------------------------
78.32.51       651198206-2                        CASCADE VANES
------------------------------------------------------------------------------------------------------------------------------------
               1238T100-1         2330-1          3-WAY MANUAL VALVE
------------------------------------------------------------------------------------------------------------------------------------
36-11-06-01    65393075-4                         11.S.8. AIR CHECK VALVE
------------------------------------------------------------------------------------------------------------------------------------
                                                  STARTER MOUNTING PAD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

       ISSUE____________________          DATE__________________                  CHECK "IN" SIG_____________   DATE_____________

                                                                                  CHECK "OUT" SIG____________   DATE_____________


                      GE AIRCRAFT ENGINE SERVICES LIMITED

--------------------------
OPERATOR
--------------------------
W.O.O. No.                      N/R = NOT REQUIRED                          ENGINE & P/P BOOKING IN LIST
--------------------------
ENGINE No.                      N/A = NOT APPLICABLE                        ENGINE & P/P BOOKING OUT LIST
--------------------------
DATE RECEIVED                                                               P & W JT9 ENGINES          PAGE 6 OF 6
-------------------------------------------------------------------------------------------------------------------------------
         REMARKS - ITEMS NOT RECEIVED (NOT LISTED ON PREVIOUS SHEETS)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

               ISSUE---------------             DATE---------------            CHECK "IN" SIG-----------      DATE-----------
                                                                               CHECK "OUT" SIG----------      DATE-----------

                      GE AIRCRAFT ENGINE SERVICES LIMITED

---------------------------------------------
OPERATOR                                                                             POWER PLANT ELECTRICAL BOOKING IN LIST
---------------------------------------------
W.O.O. No.                                     N/R = NOT REQUIRED                    POWER PLANT ELECTRICAL BOOKING OUT LIST
---------------------------------------------
ENGINE: No.                                    N/A = NOT APPLICABLE
---------------------------------------------
DATE RECEIVED                                                                        P & W JT9 ENGINES           PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------
 IPC REF        TYP PART NO.     ALT PT No.            DESCRIPTION                   IN    REMARKS     STAMP   OUT   REMARKS   STAMP
------------------------------------------------------------------------------------------------------------------------------------
 71-04-25 60-   65B90-1225-16                  PRESSURE RELIEF VALVE CONDUIT
------------------------------------------------------------------------------------------------------------------------------------
                65B93043-3                     LOWER RACEWAY (EARTHING BKT)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         -115A  51291-116                     LOWER AFT FIRE ELEMENT - GRAV
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         -115A  60B00023-89                    LOWER AFT FIRE ELEMENT - W. KIDDE
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       -60C-10  65B90506-4                     THERMOCOUPLE RACEWAY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        -60C-7  69B93132-1       69B93132-2    LOWER RACEWAY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           -69  65B93010-4                     THERMOCOUPLE HEATSHEILD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               SILICON RUBBER CLAMPS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           -18  6233                           RIGHT HAND VIBRO
------------------------------------------------------------------------------------------------------------------------------------
           -10  65B90187-4                     CONDUIT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                69B91251-2                     FUEL DE-ICING VALVE COVER (TOP)
------------------------------------------------------------------------------------------------------------------------------------
                69B43158-3                     FUEL DE-ICING VALVE COVER (BOT)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                6233                           LEFT HAND VIBRO
------------------------------------------------------------------------------------------------------------------------------------
                65B90442-1                     HEATSHIELD
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     ISSUE_________________          DATE___________________                     CHECK "IN" SIG________________  DATE_______________

                                                                                 CHECK "OUT" SIG______________   DATE_______________

                      GE AIRCRAFT ENGINE SERVICES LIMITED

---------------------------------------------
OPERATOR                                                                             POWER PLANT ELECTRICAL BOOKING IN LIST
---------------------------------------------
W.O.O. No.                                     N/R = NOT REQUIRED                    POWER PLANT ELECTRICAL BOOKING OUT LIST
---------------------------------------------
ENGINE: No.                                    N/A = NOT APPLICABLE
---------------------------------------------
DATE RECEIVED                                                                        P & W JT9 ENGINES           PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------------
 IPC REF        TYP PART NO.     ALT PT No.            DESCRIPTION                   IN    REMARKS     STAMP   OUT   REMARKS   STAMP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        -50-25  65B93154-2                     OIL CONTENTS TRANSMITTER COVER
------------------------------------------------------------------------------------------------------------------------------------
          -115  51291-003                      UPPER FWD FIRE ELEMENT GRAV
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          -116  60B00023-85                    UPPER FWD FIRE ELEMENT - W. KIDDE
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         -115A  51291-002                      LOWER FWD FIRE ELEMENT GRAV
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         -115A  60B00025-83      472925        LOWER FWD FIRE ELEMENT - W. KIDDE
------------------------------------------------------------------------------------------------------------------------------------
                                               AND ASSOCIATED BRACKETS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          -60C  765860                         EPR TRANSFORMER
------------------------------------------------------------------------------------------------------------------------------------
                765861                         AND BRACKET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           -47  6233                           FRONT VIBRO TRANSDUCER
------------------------------------------------------------------------------------------------------------------------------------
                657454                         AND BRACKET
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 71-04-25-40L                                  FRONT FAN SWITCH ASSEMBLY
------------------------------------------------------------------------------------------------------------------------------------
                6224-5                         REAR FAN SWITCH ASSEMBLY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                65B90297-625                   REAR FAN SWITCH RACEWAY
------------------------------------------------------------------------------------------------------------------------------------
                65B90297-71                    BRKT-D15 LOOM TO ?? BIE TRACK
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          -60D  61B41826-D01                   FUEL CONTROL UNIT LOOM
------------------------------------------------------------------------------------------------------------------------------------

     ISSUE_________________          DATE___________________                     CHECK "IN" SIG________________  DATE_______________

                                                                                 CHECK "OUT" SIG_______________  DATE_______________

                                                                      ANNEX B TO
                                                                      ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                                GEAS-TOW-201-001
                                                                ----------------

LIST OF UNITS, WITH TURNROUND TIMES. COVERED BY THIS AGREEMENT
--------------------------------------------------------------


1.   The following units are covered by this Agreement.


2. This list is not exhaustive and can be amended as required and agreed between both parties.

           Description of Unit          Price       Turnround Time
           -------------------    ---------------   --------------
     a)    JT90-7 thru -7F for         $1,025,000   90 days (plus 10 days for
           conversion to -7J                        round trip transportation)

     b)    JTOD-7A for                 $  906,000   90 days ( plus 10 days for
           refurbishment                            round trip transportation)

    Engine Component Turnround times will be as set forth in the Component
                               Repair Catalogue.

                                              ANNEX C TO
                                              ----------
                                              THE MAIN AGREEMENT
                                              ------------------
                                              GEAES-TOW-201-001
                                              ------------------

MODIFICATION CATEGORIES
-----------------------


Each modification is classified into a category, which relates its priority of embodiment to its effect on flight safety, and to the degree of Unit disassembly required for embodiment.


The Appendices to this Annex define these categories for each Unit covered by this Agreement.



Appendices:


1. Modification categories for JT9D Engine

                                                              APPENDIX 1 TO
                                                              -------------
                                                              ANNEX C TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES-TOW-201-001
                                                              -----------------

                         MODIFICATION CLASSIFICATIONS

                                   (ENGINE)

DESCRIPTION                                                      GEAES CLASS              P & W CLASS
-----------                                                      -----------              -----------
MANDATORY - per FAA aircraft legislature                              M
requirements.

To be embodied at the next hangar or shop visit                       5R                       4

To be embodied at the next exposure of the affected sub assembly
and/or module.                                                        6R                       5

To be embodied at the next exposure of the affected part.             7R                       6

To be embodied on replacement when the part requires renewal
because of its condition.                                             8R                       N/A

To be embodied when the Seller's stocks of pre-mod parts have
been used up or are no longer available.                              9R                       7

Also, if the Mod.../

Has been embodied by the manufacturer already on some
aircraft or components. Also described as `Formal' fit.               FR

Is a trial fit or evaluation                                          TR

                                              ANNEX D TO
                                              ----------
                                              THE MAIN AGREEMENT
                                              ------------------
                                              GEAES-TOW-201-001
                                              -----------------

BASIC MINIMUM MODIFICATION STANDARD
-----------------------------------

The basic minimum modification standard, for each Unit covered by this Agreement, is defined in the Appendices to this Annex.



Appendices:


1. Basic minimum modification standard for JT9D Engine

                                              APPENDIX 1 TO
                                              -------------
                                              ANNEX D TO
                                              ----------
                                              THE MAIN AGREEMENT
                                              ------------------
                                              GEAES-TOW-201-001
                                              -----------------


BASIC MINIMUM MODIFICATION STANDARD FOR ...
-------------------------------------------

In accordance with Schedule Clause 4.1, the following modifications represent the minimum standard to which the Buyer requires the Unit to be built, subject to the embodiment priorities defined under the category column.

Modification                       Category
------------                       --------

                                                       ANNEX E TO
                                                       ----------
                                                       THE MAIN AGREEMENT
                                                       ------------------
                                                       GEAES-TOW-201-001
                                                       -----------------

STATUS OF WORK IN PROGRESS                        DATA CURRENT AT ...
--------------------------                        -------------------

In accordance with Main Agreement Clause 3.18 here is the status of your work in progress.

     Repair  The Seller   Part  Serial   Description    Quantity    Target
     order   budget       No    No                                  despatch
     No      Ref                                                    date
     (a)     (b)          (c)   (d)      (e)            (f)         (g)

--------------------------------------------------------------------------------

1.

2.

3.

4.

5.

                                                              ANNEX F TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES-TOW-201-001
                                                              -----------------

NOTIFICATION OF HIGH COST WORK
------------------------------

1. In accordance with Schedule Clause 3.5, the Seller estimates that Refurbishment or Repair of the following Unit(s) or Part(s) will exceed 70% of the cost of replacing such Unit(s) or Part(s).

2. Please authorise the Seller to carry out, and charge for, in accordance with Main Agreement Clause 3, such Refurbishment or Repair.


     Part    Description    Quantity     Removed    Estimated        Buyer's
     No                                  from       Refurbishment    instruction
                                                    or Repair
                                                    cost

     (a)     (b)            (c)          (d)        (e)              (f)

--------------------------------------------------------------------------------

1.

2.

3.

4.

5.

                                                              ANNEX G TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES-TOW-201-001
                                                              -----------------

CONCESSIONS
-----------

The Engineering Concession Form referred to at Schedule Clause 6.2 is attached as an Appendix to this Annex. Use of this form will only apply where approved by an applicable FAA DER.

             G. E. AIRCRAFT ENGINE SERVICES LIMITED               ANNEX G TO THE
                                                                  MAIN AGREEMENT
           ENGINEERING                 CONCESSION NUMBER
           CONCESSION                  REGISTRY NUMBER

------------------------------------------------------------------------------------------------------------------------
OPERATOR           ENGINE TYPE         ENG/MODULE/UNIT S.N.            CATEGORY           HOURS          CYCLES
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
REASON FOR CONCESSION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF CONCESSION
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ORIGINATOR'S NAME                   ORIGINATOR'S SIGNATURE                  SECTION                     DATE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PROPULSION ENGINEER'S COMMENTS:                                            SIGNATURE                    DATE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
AUTHORISATION                                                              SIGNATURE                    DATE
------------------------------------------------------------------------------------------------------------------------
1.   ENGINEERING SIGNATORY
------------------------------------------------------------------------------------------------------------------------
2.   CUSTOMER REPRESENTATIVE
------------------------------------------------------------------------------------------------------------------------
3.   QUALITY ENGINEERING SIGNATORY
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NOTE:     LINES 1 TO 3 MUST BE COMPLETED
          FOR MOD ENGINES LINES 2 TO 4 MUST BE COMPLETED
------------------------------------------------------------------------------------------------------------------------

          LOCAL CONCESSION ISSUED UNDER CAA APPROVAL REFERENCE DA/9341/91

------------------------------------------------------------------------------------------------------------------------
          IF PART FITTED TO ENGINE/MODULE DIFFERENT FROM ABOVE ENTER DETAILS BELOW
------------------------------------------------------------------------------------------------------------------------
                   ENGINE TYPE                     FITTED TO ENGINE/MODULE UNIT S. N.                   DATE
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                              ANNEX H TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES-TOW-201-001
                                                              -----------------

ENGINE HEALTH CHECKS
--------------------

     The engine health checks referred to in Main Agreement Clause 3.4 will be carried out in accordance with the requirements of the Appendix to this Annex.

[LOGO]

                     GE AIRCRAFT ENGINE SERVICES LIMITED
                                                                       (ISSUE 1)
                                                                    SHEET 1 OF 2
                              HEALTH CHECK SHEET

------------------------------------------------------------------------------
OPERATOR                      ENGINE/MODULE TYPE                      JT9D
------------------------------------------------------------------------------
HOURS SINCE                   ENGINE/MODULE NUMBER
------------------------------------------------------------------------------
CYCLES SINCE                  W.O.O. NUMBER
------------------------------------------------------------------------------
Borescope Inspected Only                                    DATE
                                                            ------------------
Health Checked Only



-------------------------------------------------------------------------------------------------------------------------
REF       ITEM              COMMENTS                           QTY            STATUS         ND      APPR          AUTHN
                                                                                                     STAMP         STAMP
-------------------------------------------------------------------------------------------------------------------------
1         FAN                                                   48             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
2         "A" MODULE         CARRY OUT FRONT END                               ACCEPT         ND
                             VISUAL INSPECTION WITH                            REJECT
                             PARTICULAR ATTENTION TO
                             RUB STRIPS
-------------------------------------------------------------------------------------------------------------------------
3         HPC5                                                  80             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
4         HPC8 REAR                                            100             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
5         HPC9 FRONT                                           110             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
6         HPC11 REAR                                           104             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
7         HPC12 FRONT                                           94             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
8         HPC14 REAR                                           102             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
9         HPC15 FRONT                                           90             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
10        COMBUSTION                                                           ACCEPT         ND
          CHAMBER                                                              REJECT
-------------------------------------------------------------------------------------------------------------------------
11        NGV                                                                  ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
12        HPT 1                                                118             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
13        HPT 2                                                138             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
14        LPT 3 FRONT                                          122             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
15        LPT 8 REAR                                           102             ACCEPT         ND
                                                                               REJECT
-------------------------------------------------------------------------------------------------------------------------
16        IF MOD STATUS PERMITS, INSPECT INTERMEDIATE "DOG                     ACCEPT         ND
          BOX" AT 12 O'CLOCK POSITION FOR EVIDENCE OF OIL                      REJECT
          WETTING. BORESCOPE THROUGH ANTI-ICE HOLE AT 1
          O'CLOCK
--------------------------------------------------------------------------------------------------------------------------

1st Copy (WHITE) ORIGINATOR                 3rd Copy (BLUE)INSPECTION RECORDS
2nd Copy (PINK) ENGINEERING

LOGO
                      GE AIRCRAFT ENGINE SERVICES LIMITED
                                                                       (ISSUE 1)
                                                                    SHEET 2 OF 2
                              HEALTH CHECK SHEET

------------------------------------------------------------------------------
OPERATOR                      ENGINE/MODULE TYPE                      JT9D
------------------------------------------------------------------------------
HOURS SINCE                   ENGINE/MODULE NUMBER
------------------------------------------------------------------------------
CYCLES SINCE                  W.O.O. NUMBER
------------------------------------------------------------------------------
Borescope Inspected Only                          DATE
                                                  ----------------------------
Health Checked Only

-----------------------------------------------------------------------------------------------------------------------------
REF       ITEM                COMMENTS                 QTY                      STATUS         ND        APPR      AUTHN
                                                                                                         STAMP     STAMP
-----------------------------------------------------------------------------------------------------------------------------
17        BORESCOPE INSPECTION OF STAGE 13                                                      ND
          STATOR FOR CIRCUMFERENTIAL CRACKING
          ADVISE D.E. IF ANY FOUND
-----------------------------------------------------------------------------------------------------------------------------
18        REMOVE ALL BORESCOPE PLUGS
-----------------------------------------------------------------------------------------------------------------------------
19        VISUALLY INSPECT ENGINE LOOM FOR                                       VISUAL
          INITIAL P.I.C. INFO ONLY                                               OK

                                                                                 REPLACE
-----------------------------------------------------------------------------------------------------------------------------
20        DIFFUSER CASE - SB.5591
-----------------------------------------------------------------------------------------------------------------------------
21        INSPECT ALL MAGNETIC PLUGS                                             ACCEPT
                                                                                 REJECT
-----------------------------------------------------------------------------------------------------------------------------
22        INSPECT FILTERS. ADVISE D.E. OF ALL                                    ACCEPT
          DEFECTS                                                                REJECT
-----------------------------------------------------------------------------------------------------------------------------
23        REMOVE EXHAUST PLUG AND CHECK IF
          DETUNER WEIGHT IS MISSING OR LOOSE
          SERIAL NO ......................
-----------------------------------------------------------------------------------------------------------------------------
24        REMOVE EXHAUST SLEEVE, SERIAL NO.......................
-----------------------------------------------------------------------------------------------------------------------------
25        CARRY OUT REAR AND VISUAL INSPECTION
          INCLUDING EX SPARS INNER BOWL.FRONT AND
          REAR RAIL
-----------------------------------------------------------------------------------------------------------------------------
26        LP TURBINE SPIN CHECK                                                  ACCEPT
                                                                                 REJECT
-----------------------------------------------------------------------------------------------------------------------------
27        ENGINE BOOKED IN. SER NO.........................
-----------------------------------------------------------------------------------------------------------------------------
28        MEASURE AND RECORD FAN CASE RUB STRIP SEGMENT
          WEAR
          5 O'CLOCK...... 3 O'CLOCK...... 12 O'CLOCK......
-----------------------------------------------------------------------------------------------------------------------------
29        BOOKED IN BY..............................
-----------------------------------------------------------------------------------------------------------------------------
30        ALL THE ABOVE HAVE BEEN CERTIFIED, ENDORSED BY                                        ND
          APPROPRIATELY AUTHORISED PERSONS AND MEET THE
          REQUIREMENTS OF THE ORIGINAL EQUIPMENT
          MANUFACTURER (OEM) AND GEAESL
-----------------------------------------------------------------------------------------------------------------------------

1st Copy (WHITE) ORIGINATOR                  3rd Copy (BLUE) INSPECTION RECORDS
2nd Copy (PINK) ENGINEERING

                                                              ANNEX I TO
                                                              ----------
                                                              THE MAIN AGREEMENT
                                                              ------------------
                                                              GEAES-TOW-201-001
                                                              -----------------

GENERAL
-------

All modifications mandated by Pratt and Whitney Service Bulletins 4525 & 4990 for -7J conversion shall be embodied where applicable. The outline workscope detailed below further defines the work content agreed between Buyer and Seller for the purpose of conversion and/or refurbishment of the Units as defined in the Main Agreement.

For clarification, there follows a definition of the specific terms used in this Annex I:-

 . Refurbishment shall mean the inspection and Repair of the Units in accordance with the technical workshop specification mutually agreed between Buyer and Seller.

 . C/O/H shall the mean inspection and Repair of the Units in accordance with the relevant Original Equipment Manufacturer's Overhaul Manual.

 . IRAN shall mean on condition inspection and Repair as deemed necessary by the Seller.


FAN
---

 .  Deblade
 .  Refurbishment and conversion where necessary of Fan Blades.
 .  C/O/H of Fan Hub.
 .  IRAN remainder of module.

FANCASE
-------

 .  Re-line Fan rotor path
 .  IRAN remainder of module

LPC
---

 .  Refurbishment of module
 .  Conversion to -7J where necessary

INTERMEDIATE CASE
-----------------

 .  Refurbishment of intermediate case & sump
 .  C/O/H of all bearings
 .  IRAN remainder of module

HPC
---

 .  Refurbishment of module
 .  New compressor blades to be fitted to all stages

DIFFUSER
--------

 . Full dimensional inspection of diffuser case to Seller's criteria . Refurbishment of No. 3 bearing area
 .  IRAN remainder of module

COMBUSTER
---------

 .  Refurbishment of module
 .  Conversion to -7J where necessary

 .    Stage 1 NGV's fitted shall have no more than 1 previous overhaul


HPT
---

 .    Refurbishment of module
 .    Conversion to-7J where necessary
 .    New T1 and T2 blades to be fitted in the case of conversion engines
 .    10 off new stage 2 NGV's to be fitted at 6 o' clock position


LPT
---

 .    Refurbishment of module
 .    Conversion to-7J where necessary

EXHAUST CASE
------------

 .    Refurbishment of module including the following:-
          - Rejuvenation of exhaust case
          - Embody SB 5907 containment shields

GEARBOXES
---------

 .    Refurbishment of modules
 .    New N2 Tacho bearing to be fitted in main gearbox

QEC
---

 .    IRAN

FUEL SYSTEM ACCESSORIES
-----------------------

 .    Refurbishment of each Unit in accordance with agreed Accessory technical specification
 .    Conversion to-7J where necessary

OTHER ITEMS
-----------

 .    Fitment of 'Walter Kiddie Lug Type' fire detection system



Notes:

(i) Following pass off test engine preservation will be carried out in accordance with the JT9D Engine manual to cover a 90 day period.

(ii) Material termed 'Used Servicable Material' shall be defined as material which has been declared servicable per the JT9D Engine Manual & meets the requirements of the Tower Air Technical Specification.

(iii) This Annex I is intended to provide an overview of the intent of the workscope agreed between the Buyer and Seller and does not contain the full technical specification.

COPIES AND SIGNATURES
---------------------

The Agreement is signed in duplicate-and one copy shall be held by each party.


For and on behalf of                    For and on behalf of

Tower Air, Inc.                         GE Aircraft Engine Services Ltd.

Signed /s/ MORRIS NACHTOMI             Signed /s/ Goerge D. Duncanson
      ----------------------------            ------------------------------

Name MORRIS NACHTOMI                    Name  George D. Duncanson
    ------------------------------          --------------------------------

Title CHAIRMAN OF THE BOARD             Title MANAGING DIRECTOR.
     -----------------------------           -------------------------------

Witnessed  RAMESH PUNWANI               Witnessed /s/ P. H. Jones
         -------------------------               ---------------------------

Name RAMESH PUNWANI                     Name P.H. Jones
    ------------------------------          --------------------------------

Date 30th September 1996                Date  27th September 1996
    ------------------------------          --------------------------------

CONTRACT
--------

SCHEDULE OF STANDARD CONDITIONS
-------------------------------

CLAUSE 1 - CONFIDENTIALITY AND ASSIGNMENT
-----------------------------------------

1.1 Unless otherwise agreed, this Agreement and all information including proprietary information becoming available or coming into the possession or knowledge of either party by virtue of this Agreement or its performance shall at all times be treated by the parties hereto as confidential and shall not be published, disclosed or circulated except (i) in connection with the performance by the parties hereto of their obligations under this Agreement or (ii) if such information is at the time of disclosure in the public domain or (iii) if such information becomes generally available to third parties by publication or otherwise, through no breach of this Agreement by the disclosing party or (iv) if such information is or was lawfully in the possession of the person disclosing the same prior to such disclosure without legal or contractual restriction on such disclosure or
     (v) as required by law.

     In the event that a party becomes legally compelled to disclose any information treated as confidential hereunder, prompt notice of such fact shall be given to the other party, so such other party may seek an appropriate remedy to prevent such disclosure and the party compelled to disclose such information which is in the nature of intellectual property will not confer any right or licence on the recipient to use the same otherwise than for the purpose for which it was disclosed.

1.2 Both parties shall ensure that the obligation of confidentiality contained in this Clause shall be brought to the notice of all employees, servants and agents engaged upon work in connection with this Agreement.

1.3 The obligations of the parties under this Clause shall survive and continue after the discontinuance, termination or cancellation of this Agreement or any part thereof and shall be binding on authorised assignees and successors in title of the parties hereto.

CLAUSE 2 - DEFINITIONS
----------------------

The following words and expressions shall have the meaning hereby assigned to them. Any other technical words not defined under this Agreement shall have the same meaning as defined in the world Airline Technical Operations Glossary published by IATA from time to time.

2.1  Affiliate means, in relation to a party, a company which is its Subsidiary
     ---------
     or holding company, or which is a Subsidiary of any company of which such party is a Subsidiary, Subsidiary and holding company bearing for the purpose of this definition the respective meanings accorded to them in
     Section 736 of the Companies Act 1985 as amended.

2.2  Accessories means those line replaceable units, which are reworked by the
     -----------
     Seller, and which are fitted to the Buyer's Powerplant, Engines or Modules.

2.3  AD means Airworthiness Directive.
     --

2.4  Agreement means the agreement, between the Seller and the Buyer for the
     ---------
     provision of the Services including the Main Agreement and this Schedule.

2.5  Approved Life means the number of Flying Hours or Flight Cycles as
     -------------
     appropriate, which a Unit may operate for, as approved by the Buyer or the appropriate airworthiness regulatory authority, following Refurbishment or Repair.

2.6  Buyer's Stock Holding means that dedicated area, which is used by the
     ---------------------
     Seller for the storage of the Buyer's serviceable property, or that property, as the context may require.

2.7  CAA means the Civil Aviation Authority of the United Kingdom of Great
     ---
     Britain and Northern Ireland.

2.8  Checking List means the list referred to in respect of individual Units and
     -------------
     attached as Annex A to the Main Agreement. The Checking List is used to record those significant parts and/or Accessories fitted to a Unit on receipt at, or despatch from the facilities of the Seller or the Buyer.

2.9  DGCA means the Director General of Civil Aviation under whose authority the
     ----
     aircraft operated by the Buyer are registered.

2.10 Engine means the complete bare Engine but without a QEC.
     ------

2.11 FAA means the Federal Aviation Administration of the United States of
     ---
     America.

2.12 Flight Cycle means the unit of Unit utilisation which occurs if a Unit is
     ------------
     fitted to an aircraft which completes 1 landing.

2.13 Flying Hours means the time recorded, for each of the Units, from take off
     ------------
     to landing.

2.14 Group A Parts means those major rotating Parts of a Unit which are
     -------------
     subjected to strict life limitations which must not be exceeded in service.

2.15 Local Representative means that person, appointed by the Buyer, whose
     --------------------
     responsibilities are defined in Schedule Clause 5.

2.16 Module means a combination of Parts which are replaceable sub-assemblies
     ------
     of the Engine, and which are subject to Repair, modification and Refurbishment in their own right.

2.17 OWS means the Seller's On Wing Support facilities at Radius Park, London
     ---
     Heathrow Airport, United Kingdom.

2.18 Parts means those items listed in a manufacturer's illustrated parts
     -----
     catalogues.

2.19 Pooling means the exchange of Parts in the custody of the Seller with
     -------
     Parts removed from the Buyers Units. A Pooled Part means a Part capable of such exchange.

2.20 Powerplant means a Unit which includes the Engine and a QEC, which is
     ----------
     suitable for installation on aircraft operated by the Buyer.

2.21 QEC means Quick Engine Change unit and comprises all the Parts, as
     ---
     supplied by the airframe and Engine manufacturer, used to build up a Powerplant, to the point where that Powerplant is ready to be installed on an aircraft operated by the Buyer

2.22 Refurbishment means the strip, inspection, Repair or replacement of Parts,
     -------------
     and the re-assembly and testing, as set out in the appropriate manuals and Refurbishment schedules for the Unit, as amended from time to time, to restore the Unit to a serviceable condition.

2.23 Repair means all remedial work necessary to render a Unit serviceable.
     ------

2.24 Services means all or part of the services, Work, Materials and Parts to
     --------
     be supplied and managed by or on behalf of the Seller under this Agreement and generally described in Main Agreement Clause 3.

2.25 Unit means an Engine, Powerplant or Module.
     ----


CLAUSE 3 - DOCUMENTATION & PROCEDURES
-------------------------------------

3.1 The Buyer shall give the Seller at least 28 days notice of its intention to submit a Unit, following a planned removal, to the Seller for the Services to be provided and shall give as much notice as is possible in respect of any unplanned removals.

3 2 The Buyer must provide the Seller with the following prior to each Unit input:

     3.2.1 A uniquely numbered Buyer's Repair Order. Such a document will include, but not be limited to, the following:

            3.2.1.1  Description of Unit.
            3.2.1.2  Unit part number and serial number.
            3.2.1.3 Unit hours and cycles run since new and since last shop visit.
            3.2.1.4  Reason for removal of Unit.
            3.2.1.5  Unit and Accessory workscope requirements.
            3.2.1.6  Type of release certificate required.
            3.2.1.7  Minimum release life standards required.

          3.2.2     Life limited Parts data including the following:

                    3.2.2.1  Part number.
                    3.2.2.2  Serial number.
                    3.2.2.3  Hours and cycles run since new.
                    3.2.2.4  Hours and cycles run since last shop visit.

          3.2.3     Data on all Accessories fitted, including the following:

                    3.2.3.1  Part number.
                    3.2.3.2  Serial number.
                    3.2.3.3  Hours and cycles run since new.
                    3.2.3.4  Hours and cycles run since the last shop visit.
                    3.2.3.5  Modification and AD status.

          3.2.4 Unit log book, complete with Unit modification and AD status.

          3.2.5 All documentation required in connection with any necessary customs and other formalities associated with the Units.

          3.2.6     Checking List completed prior to despatch from the Buyer.

3.3 The Buyer shall ensure that Units are complete in accordance with the appropriate Checking List. In the event that any item is found to be missing or damaged on receipt of the Unit by the Seller, the Seller shall immediately forward to the Buyer a completed copy of Annex A. The Buyer shall then agree with the Seller the remedial action required.

3.4 Each party shall, when requested in writing by a duly authorised representative, be allowed access to all relevant information contained in the technical records of the aircraft operated by the Buyer and any other relevant documents held by the other party.

3.5 Should it be undesirable, in the opinion of the Seller, to carry out the Buyer's instruction to Refurbish or Repair any Unit or Part, because the cost of such Refurbishment of Repair is estimated by the Seller to exceed 70% of the cost of replacing that Unit or Part, then the Seller shall complete a copy of Annex F, forward that copy to the Buyer, and seek the Buyer's consent to carry out and charge for such Refurbishment or Repair.

          If the Buyer vetoes such work being undertaken, or the Buyer's consent is not received within 48 hours of receipt of the Seller's request, then the Seller shall instead replace such Parts all in accordance with Main Agreement Clause 3.


CLAUSE 4 - MODIFICATIONS
------------------------

4.1 The Buyer shall, on or before the date of signature of this Agreement, provide the Seller with a basic minimum modification standard for each unit, and the details of that standard will be defined in Annex D to the main Agreement.

4.2 Following the provision of the basic minimum modification standard for the units, and provided that the Seller is given reasonable lead time to ensure the availability of the tools and materials, the Seller shall embody all modifications required to bring the units up to that standard. The Seller shall use all reasonable endeavours to provide the tools and materials required to bring each Unit up to that standard in the turnround time defined in Annex B to the main Agreement.

4.3 The Seller shall embody all modifications categorised "Mandatory" or "Category 1" by the unit manufacturer or the manufacturer's Accessory vendors, or categorised AD's by the appropriate Airworthiness Regulatory Authority.

4.4 Should the Buyer require embodiment of modification not defined in Annex D to the Main Agreement and provided the Buyer requests the embodiment of such modifications in a timely manner, the Seller shall endeavour to embody such modifications provided that tools and materials are available. The Seller shall endeavour to provide such tools and materials in a timely manner and shall be entitled to a reasonable extension of time in which to complete the additional work.

CLAUSE 5 - TECHNICAL LIAISON
----------------------------

5.1 The fullest possible direct liaison, including technical services review meetings, will take place between representatives of the Buyer and the Seller, to review the operation of this Agreement. The frequency and venues of such meetings will be arranged between the parties, who shall bear their own costs.

5.2 In order to facilitate prompt and efficient liaison between both parties, the Buyer may appoint a Local Representative who may be stationed at the Seller's facilities from time to time from any date convenient to the Buyer after the execution of this Agreement.

     5.2.1 The Buyer shall inform the Seller in writing of the identity of the Local Representative.

     5.2.2 The Seller shall extend to the Local Representative every access that is necessary in relation to this Agreement, to its facilities where the Services are undertaken.

     5.2.3 The Buyer shall ensure that the Local Representative, and any other of the Buyer's staff who may from time to time visit or be stationed at the Seller's facilities, conform with all the Seller's regulations and instructions written or otherwise displayed. In particular such staff are expected to familiarise themselves with the fire and emergency building evacuation and any other safety procedures.

     5.2.4 The Buyer shall be responsible for all costs incurred by the Local Representative, and any other of the Buyer's staff, who may be based at the Seller's facilities.

5.3 The duties of the Local Representative shall include, but not be limited to, the following:

     5.3.1 Acting as the focal point at the Seller's facilities for all production and contractual matters concerning the Buyer and relating to this Agreement.

     5.3.2 The provision of technical records, and aircraft maintenance and operational data.

     5.3.3 The provision of technical authority where there is a requirement to defer work.

     5.3.4     The authorisation of additional work.

     5.3.5 The provision of disposal instructions for any of the Buyer's property.

     5.3.6 The attendance at technical review meetings where the Buyer's Units are under discussion.

     5.3.7     The validation of invoice charges.

     5.3.8 The provision, in accordance with Schedule Clause 3.3. of agreement on remedial action in the event that any item is found to be missing or damaged on receipt of any Unit by the Seller.

     5.3.9 The provision, in accordance with Schedule Clause 3.5. of agreement to carry out and charge for work on any Unit or Part where the cost of such work is estimated by the Seller to exceed 70% of the cost of replacing that Unit or Part or to instruct the replacement of such Parts.

     5.3.10 The provision in accordance with Schedule Clause 6.2. of instructions in the event that after starting work on a Unit, the Seller is unable to comply with any technical requirement on that Unit.

CLAUSES 6 - STANDARDS
---------------------

6.1 The Buyer shall ensure that the appropriate Airworthiness Regulatory Authority shall grant to the Seller approval (equivalent to the terms of approval already granted to the Seller by the CAA Reference Number DAI/9341/91) to carry out the Services. This approval is required before the date of commencement of the Services.

6.2 In the event that, after starting work on a Unit, the Seller is unable to comply with any technical requirement on that Unit, but is able to offer a viable alternative proposal, then the Seller shall complete the Engineering concession form, a copy of which is attached at Annex G, forward that copy to the Buyer, and await the Buyer's instructions before proceeding.


CLAUSE 7 - TRANSPORTATION AND DELIVERY REQUIREMENTS
---------------------------------------------------

7.1 The Buyer shall deliver each unit, covered by this Agreement, to OWS and, after redelivery of the Unit to OWS by the Seller shall collect each Unit from OWS.

7.2 Any costs associated with the transportation and insurance of each Unit between the Buyer and OWS, and OWS and the Buyer, incurred under this Agreement, shall be borne by the Buyer who shall also be responsible for all import charges, duties and any other taxes or other levies imposed on each Unit at the port of entry and exit or into which the Buyer operates or intends to operate its aircraft.

7.3 The Buyer shall ensure that each Unit covered by this Agreement is correctly blanked by approved methods prior to despatch, and satisfactorily packed in a recognised manner for delivery. In addition, the Buyer shall ensure that each Unit is mounted in an approved transit stand provided by the Buyer.

7.4 At the Seller's request, the Buyer shall provide, for the retention by the Seller, documentation which shall prove, to the satisfaction of HM Customs and Excise, the import into, or export from, the United Kingdom, of each unit so that the charges levied by the Seller pursuant to this Agreement may be relieved of United Kingdom Value Added Tax. Should such documentation not be provided, the Seller shall invoice and the Buyer shall pay for any such united Kingdom Value Added Tax incurred by the Seller.


CLAUSE 8 - TURNROUND TIME
-------------------------

8.1 The Buyer shall use its best endeavors to ensure that each Unit is delivered to the Seller in accordance with a schedule to be agreed between the parties hereto from time to time. The Buyer shall provide the Seller with a programme covering its planned maintenance of the units for at least 6 months ahead. The Buyer shall, as soon as possible, advise the Seller of any significant variation from that programme and acknowledges that a significant variation to that programme may adversely affect the Seller's ability to meet the turnround time defined in Annex B to the Main Agreement.

8.2 The turnround time shall be deemed to start when either all the documentation defined in Schedule Clause 3.2 has been received by the Seller, or when that Unit is delivered by the Buyer to OWS, whichever is the later. The turnround time shall be deemed to end when that same unit is delivered by the Seller to OWS. UK public holidays will not be included when calculating turnround time.

8.3 The Seller shall not be liable for any delay in the Repair or Refurbishment of any Unit if such a delay is outside the reasonable control of the Seller. Any such delay shall be disregarded in calculating the achieved turnround time.

8.4 In the event that the Buyer requires a Unit to be subjected to a special investigation, then the Seller may extend the turnround time, referred to herein, to cover this additional requirement.

8.5 In the event that the Seller, following the provision of the Services set out in Main Agreement Clause 3.7 and after a test bed run, has to input a Unit again, and providing that the reasons for such input are beyond the direct control of the Seller and through no fault on the part of the Seller, the Unit will be deemed a new input in respect of turnround time.

8.6 The turnround times defined in Annex B to the main Agreement may be extended by the period of time lost resulting from any delays incurred awaiting a response from the Buyer for relevant information requested by the Seller.

8.7 The Seller shall have a lien over any Unit in its possession for any payment by the Buyer under this Agreement which is overdue.

     In the event that the Seller shall exercise any such lien, it shall give notice thereof to the Buyer and the turnround times defined in Annex B to the Main Agreement shall be extended by the period of time from the date of such notice until the lien is extinguished upon receipt of all overdue payments.


CLAUSE 9 - POOLING
------------------

9.1 Parts from the Buyer's Units may be pooled, at the Seller's sole discretion, with similar Parts in the Seller's custody.


CLAUSE 10 - CUSTODY, CONTROL AND TITLE  TRANSFER
------------------------------------------------

10.1 The Buyer shall deliver each Unit to OWS free of all charges. Care, Custody and control shall pass from the Buyer to the Seller an receipt of each Unit at OWS.

10.2 Within 24 hours from despatch of the Unit from the Seller's facilities, the Seller shall make each Unit available for collection by the Buyer at OWS. Parts, Material, labor and associated overhead incorporated into Buyers Equipment, as required in performing Services an Buyers Equipment hereunder, shall be deemed to have been sold to Buyer, and title to such Parts and Services thereon shall pass to Buyer upon assignment of such parts, materials, labor and associated overhead to Buyer's Equipment Risk of loss or damage to such parts and work thereon shall pass to Buyer upon Redelivery to Buyer Title to and risk of loss of or damage to any pans removed from Buyers Equipment, which are replaced by other parts, shall pass to Seller upon removal of such parts from Buyer's Equipment Final acceptance of Redelivered Equipment shall be at Sellers facility.

10.3 Both parties to this Agreement hereby warrant that they each have good title to each Pooled Part and that each Pooled Part shall pass from the one party to the other tee from any charge, encumbrance or lien in favour of any third party.

10.4 Transfer of title of Pooled Parts shall take place simultaneously at the time of the exchange.


CLAUSE 11 - SELLER AND BUYER WARRANTIES
---------------------------------------

11.1 The Seller warrants that if for any Unit any defect, failure or malfunction occurs which is proven to be due to faulty workmanship as a result of the provision of the services, within 12 months of being declared serviceable by the Seller, or within 6 calendar months of 1000 flying hours of installation whichever occurs first, then the Seller shall Repair such defect failure or malfunction of the Unit without further charge. If, during the Repair of that defect, failure or malfunction, any betterment is included then the Seller shall invoice the Buyer in accordance with the terms of Main Agreement Clause 3.

11.2 The Seller shall have no liability whatsoever in respect of any Unit which has been assembled, operated or maintained by any party other than the Seller, its agents or sub-contractors, otherwise than in accordance with the manufacturers instructions or flight manual, or which has been subject to any accident, abuse or misapplication, or use in development or experimental running.

11.3 This warranty is in substitution for and excludes all otter warranties express or implied including but not limited to fitness for purpose, quality, standard of workmanship or otherwise and, save as provided herein, the Seller shall not be liable in tort, in contract, statute or otherwise at law to the Buyer at any time for loss of, or damage to, any Units and Pals, arising out of the installation and subsequent use thereof in any aircraft or otherwise. The obligation and liability of the Seller under this warranty shall be in lieu of and shall expressly exclude any other liability to the Buyer or to any other person for direct, indirect, incidental or consequential damages (including without limitation loss of revenue, loss of profits or loss of contracts) regardless of whether any claim for such damages shall be based upon or in contract, strict liability, negligence or any other tort and any other such claim is freely waived by me Buyer.

11.4 The Buyer warrants that if it requires the Seller to undertake a pre-introduction test run on any Unit, that such Unit shall be in a fit condition to enable the test run to be undertaken in a safe and proper manner.


CLAUSE 12 - SELLER'S INTELLECTUAL PROPERTY WARRANTY
---------------------------------------------------

12.1 The Seller warrants that the Units, supplied as part of the Services and the equipment, methods and processes used by the Seller for or in connection with this Agreement, do not arid will not infringe the intellectual property rights of any third party including without limitation letters patent, registered design, unregistered design rights, copyright, or trademarks and the Seller shall indemnify, hold harmless and defend the Buyer from and against all claims, actions, proceedings, demands, damages, liabilities costs, charges and expenses whatsoever suffered or incurred by the Buyer in connection with or as a result of any matter which gives rise to a breach by the Seller of the aforesaid warranty, provided that:.

     (a)  the Buyer shall promptly notify in writing the Seller of such claim;
          and

     (b) the Seller shall have sole control over the defence of such claim and over all negotiations in relation to such claim and in particular the Buyer shall not accept any liability in relation to such claim or make any admission in respect thereof without the prior written consent of the Seller: and

     (c) the Buyer shall provide all such documents, information and assistance and do all such acts and things as the Seller may reasonably require to assist it in relation to such claim.

          However the Seller shall not be liable to the Buyer for any indirect consequential or financial loss (including loss of revenue, loss of profits or loss of business opportunity by the Buyer) or any loss of use of Parts or of the Unit or aircraft in which such Parts may be incorporated arising as a result of any such claim.

12.2 Without prejudice to the rights of the Buyer the Seller shall use reasonable endeavours to remedy any breach of its warranty under Schedule Clause 12.1 at the earliest possible moment either by securing at its own expense the right for the Buyer to continue use or operation of any Unit, Module, Accessory or Part by procuring a licence in respect of the rights infringed or by modifying or replacing at its own expense such Part or Parts of the Unit, Module or Accessory as is necessary to render them non-infringing and without any change in quality or performance.

12.3 The warranty stated in Schedule Clause 12.1 is in lieu of all other intellectual property warranties whatsoever, whether oral, written, expressed, implied or statutory. Schedule Clauses 12.1 and 12.2 set out the whole of the Buyers right in respect of breach of the warranty in Schedule Clause 12.1 and in the particular the Buyer will not be entitled to terminate the Agreement for breach of this warranty unless the Seller has in addition broached its indemnification and/or remedial obligations in Schedule Clauses 12.1 and 12.2 and has failed to effect a cure in accordance with the provisions of Schedule Clause 12.1.8.

CLAUSE 13 - MANUFACTURER'S WARRANTY
-----------------------------------

13.1 The Buyer shall advise the manufacturers and vendors of the Units and Parts an which the Seller shall be carrying out warranty Repairs on behalf of the Buyer. In addition, the Buyer shall advise such manufacturers and vendors that all warranty monies receivable, as a result of the services provided by the Seller, should be paid directly to the Buyer.

CLAUSE 14 - TERMS OF PAYMENT
----------------------------

14.1 The Seller will submit its charges to the Buyer for payment in accordance with the following procedure:

          14.1.1 45% of the estimated cost of the workpackage prior to the commencement of the Services defined in Main Agreement Clause 3, for payment within 48 hours of notification of the sum required.

          14.1.2 45% of the estimated cost of the workpackage upon completion of the Services (but prior to despatch of the Unit) defined in Main Agreement Clause 3 for payment within 48 hours of notification of the sum required. Subsequently, the Seller shall submit, as soon as complete returns are available, a final invoice for payment within 30 days of despatch from the Seller of such final invoice.

14.2 The Buyer shall pay, in US Dollars, all sums due to the account of the Seller at:

          Barclays Bank plc
          Cardiff Cathedral Road Business Centre
          Cardiff West Group of Branches
          PO Box 52
          Riverside House
          31 Cathedral Road
          Cardiff   CF1 9YX

          Bank Sort Code: 20-07-91
          Account No: 75363388

14.3 The Seller shall charge the Buyer interest on overdue payments. Such interest will be charged for each month or part of a month that any payment is overdue. The interest rate per month to be charged on overdue payments, r, shall be calculated as follows :

                      r = R + 2
                          -
                          12

          where R is the annual interest rate published monthly by the United Kingdom Clearing Banks.

14.4 All charges stated in this Agreement are exclusive of any tax or duty that may be payable in respect of the Services. The Buyer assumes full and exclusive liability for the payment of such taxes or duties properly payable by the Buyer, should these by levied by the national fiscal authority of the United Kingdom.

CLAUSE 15 - CHARGE VARIATION
----------------------------

15.1 By 1st December of each year, or as soon as possible thereafter, the Seller shall advise the Buyer of any proposed variation to the charges. Any such variation shall be based on actual cost increases incurred by the Seller.

15.2 The parties both agree that any increases or decreases in any taxes (other than those assessed upon or chargeable by reference to the income or profit of either party) duties or other levies imposed by competent Fiscal Authorities upon any charge, matter or thing arising under this Agreement shall be chargeable to the Buyer from the date upon which such increases or decreases come into effect.

15.3 The maximum handling charges referred to in Main Agreement Clause 3 will be increased or decreased commensurate with any manufacturer's percentage price increase or decrease.

CLAUSE 16 - INDEMNITY AND LIABILITY
-----------------------------------

16.1 Units in transit between the Buyer and OWS and between OWS and the Buyer, shall be at the sole risk of the Buyer.

16.2 Save in respect of any liability of the Seller expressly proviced for in this Agreement and or any liability mandatorily imposed by law, the Seller, its Affilliates, its agents and sub-contractors and its and their respective employees (the "Seller Parties") shall not be responsible to the Buyer for, any and all claims, demands, damages, loss costs and proceedings of whatsoever nature made, suffered or incurred under or in connection with this Agreement or the Services supplied by the Seller pursuant to this Agreement howsoever arising, and of whatsoever nature, whether in contract, tort, arising under statute or otherwise.

16.3 If any Unit, Part, Pooled Part or material owned by the Buyer, is in the custody or control of the Seller and is lost, destroyed or damaged, between the time when the Seller receives it at and later despatches it from its premises as a result of wilful misconduct or a negligent act or omission of the Seller, its agents or sub-contractors, then the Seller shall at its own discretion, take one of the following actions:

      16.3.1  Repair any damage free of charge.


      16.3.2 Provide a replacement Unit, Part, Pooled Part, or material of equivalent standard, free of charge,

      16.3.3 Pay to the Buyer a sum which, at the time of such loss, destruction or damage of the Unit, Part, Pooled Part or material is equal to the latest catalogue price less, in each case, a reasonable reduction to take into account the age, usage and condition of the item concerned.

              Performance by the Seller of its obligations under this Clause shall be in full discharge of any liability to the Buyer in respect of the loss, destruction or damage covered by this Clause.

16.4 The Seller shall indemnify and hold harmless the Buyer from and against all claims, costs demands and proceedings, whether in contract, tort, statute or otherwise at law arising or in any way connected with injury to or death of any of the Indemnified Parties' personnel or subject to Schedule Clause 11.3 loss of or damage to the Seller's property which may result from or arise in any manner out of or in relation to the Services provided under this Agreement and regardless of negligence unless caused by the wilful misconduct of the Buyer or its employees.

16.5 The Buyer shall indemnify and hold harmless the Indemnified Parties from and against any and all claims, costs, demands and proceedings, whether in contract, tort statute or otherwise at law arising out of the death or personal injury occurring to the Buyer's personnel and those personnel of its agents and sub-contractors while at the Seller's premises during the subsistence of this Agreement and regardless of negligence unless such death or personal injury is caused by the wilful misconduct of the Indemnified Parties.

16.6 The Seller will not be liable to the Buyer in any event for any indirect or consequential damage or loss (including without limitation loss of revenue, loss of profits or loss of business opportunity) regardless of whether any claim for such damage shall be based upon or in contract, strict liability, negligence or any other tort and any other such claim is hereby waived.

16.7 The total liability of the Seller and the Seller Parties on any claim whether based upon or in contract, strict liability, negligence or any other tort, arising out of connected with or related to this Agreement shall in no event exceed the greater of the costs of repairing or replacing the particular part or Unit in respect of which the claim is made.

16.8 None of the provisions of this Agreement excluding or restricting liability of the Seller shall extend to any liability which cannot under the terms of the Unfair Contract Terms Act 1977 or any other UK statute, and notwithstanding any agreement between the Buyer and the Seller to the contrary, be excluded.

CLAUSE 17 - FORCE MAJEURE
-------------------------

17.1 If either party is prevented or impeded from performing its obligations under this Agreement by Force Majeure, or in the event of any Force Majeure occurring which materially affects either party's ability to perform this Agreement in whole or in part by its normal means or which makes doing the same substantially more difficult or expensive it shall promptly give notice to the other party stating the circumstances constituting Force Majeure and the extent thereof and the obligations of the parties shall thereupon be suspended for so long as the circumstances of Force Majeure may continue and for any further period that the party affected may reasonably need to recover from such Force Majeure event. The party prevented or impeded from performing its obligations under this Agreement by Force Majeure shall use every reasonable effort to minimise the effects thereof and shall promptly resume performance of its obligations under this Agreement at the soonest possible moment.

      17.1.1 "Force Majeure" shall mean any event or circumstance which is outside the reasonable control of the party concerned including, but not limited by reference to, acts of God, hostilities, acts, decisions, directives, orders or regulations of governments or the Commission of the European Communities, embargoes, sabotage, civil disturbance, labour disputes involving complete or partial stoppage of work or restrictions to normal working practices, flood, fire, impact, explosion, non-permitted action of the other party, or its Affiliates, to this Agreement.

17.2 Notwithstanding the terms of Schedule Clause 17.1, in the event of a labour dispute arising during the period of this Agreement, the Seller shall endeavour to take the following action in respect of Units which are either complete or in an almost complete state;

      17.2.1 Release to the Buyer, either in advance of, or during, a labour dispute, complete units in the Sellers possession either before commencement or after reassembly of the Units;

      17.2.2 Use all reasonable endeavours to expedite work on Units that are almost completed prior to an imminent dispute.

17.3 The Seller shall not be liable for any delay in obtaining customs clearance from HM Customs and Excise of any item required by the Seller to perform the Services if such delay is due to circumstances beyond the reasonable control of the Seller and is not due to its fault or negligence. If such a delay occurs, the Seller shall promptly advise the Buyer of the circumstances which gave rise to the said delay.

CLAUSE 18 - TERMINATION
-----------------------

18.1 Either party may terminate this Agreement forthwith by written notice to the other at any time if any of the following occur:

      18.1.1  The other files a voluntary petition in bankruptcy or insolvency.

      18.1.2 Proceedings in bankruptcy or insolvency are instituted against the other and a's not contested or opposed witnin 30 days thereafter.

      18.1.3 A court takes and retains for at least 30 days jurisdiction of the other or its assets under any reorganisation or insolvency act.

      18.1.4 A receiver, administrator, administrative receiver or similar officer is appointed in respect of the other or of a substantial proportion of its assets or any event occurs or proceedinos are taken in respect of such party in any jurisdiction to which it is subject, which has an effect equivalent to the above events.

      18.1.5  The other becomes insolvent or suspends business.

      18.1.6  The other makes an assignment for the benefit of its creditors.

      18.1.7 The other party commits a substantial breach of this Agreement which is incapable of remedy.

      18.1.8 If, under the terms of this Agreement, the other party commits a breach which is capable of being remedied and which shall not have been remedied within 15 days of the receipt of a notice in writing requiring the remedy of such default, then the party serving the notice shall have the right to terminate this Agreement forthwith by giving a further notice to that effect.

              The effective date of such termination shall be the date contained in the said notice.

18.2  Either party may terminate this Agreement other than under Schedule Clause
      18.1 by giving three (3) months written notice to the other and the effective date of such termination notice shall be the date on which such notice is sent.

18.3 Any work in progress at the date of termination shall be completed and the provisions of this Agreement shall continue to apply until all matters arising in respect thereof have been discharged. Any termination arising under this Clause shall be without prejudice to any matter or thing arising before the date of termination.

CLAUSE 19 - NON WAIVER
----------------------

19.1 No failure at any time of either party to enforce any provision of this Agreement shall either constitute a waiver of such provision nor prejudice the right of such party to enforce such provisions at any subsequent time.

CLAUSE 20 - ALTERATIONS AND AMENDMENTS TO AGREEMENT
---------------------------------------------------

20.1 No alterations, amendments or variations, to the terms and conditions of this Agreement will be effective unless contained in a written document signed by an authorized representative of each party.

CLAUSE 21 - APPLICABLE LAW, INVALIDITY AND RESTRICTIVE TRADE PRACTICES ACT
--------------------------------------------------------------------------

21.1 This Agreement will in all respects be subject to and interpreted in all respects in accordance with the Laws of England and, in the event of any dispute, the parties hereto agree to submit to the Jurisdiction of the High Court of England.

21.2  Invalidity   If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement and the enforceability of the remainder of this Agreement shall not be affected.

21.3  Restrictive Trade Practices Act   If there is any provision of this
      Agreement, or of any other agreements to be entered into pursuant hereto or of any other arrangements of which this Agreement forms part, which causes or would cause this Agreement or that agreement or arrangement to be subject to registration under the Restrictive Trade Practices Act 1976 than that provision shall not take effect until the day after particulars of this Agreement or of that agreement or arrangement (as the case may be) have been furnished to the Director General of Fair Trading pursuant to
      Section 24 of the Act.

CLAUSE 22 - ENTIRE AGREEMENT
----------------------------

22.1 This Agreement represents the entire agreement of the parties hereto and supersedes all previous negotiations, statements or agreements whether written or oral.